                                                                    EXHIBIT 99.3


                                PRIMESTAR, INC.

                          OFFER TO PURCHASE FOR CASH
                            ANY AND ALL OUTSTANDING
            10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007
     AND 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007
                                      AND
           SOLICITATION OF CONSENTS TO AMENDMENTS TO THE INDENTURES

     PRIMESTAR, Inc. (the "Company") hereby offers to purchase for cash, on the terms and subject to the conditions set forth in this Offer to Purchase and Consent Solicitation (the "Offer to Purchase") and the related Consent and Letter of Transmittal (which together constitute the "Offer"), any and all of its outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Notes, the "Notes"), at a price of (i) $670 per $1,000 principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment, net to the seller in cash, and (ii) 67% OF THE ACCRETED VALUE of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment (determined as if the Company had made a Cash Interest Election with respect to the Senior Subordinated Discount Notes as of February 15, 1999), net to the seller in cash (collectively, the "Offer Price"). As used herein, the terms "Accreted Value" and "Cash Interest Election" have the meanings ascribed to such terms in the Indenture governing the Senior Subordinated Discount Notes. As of February 15, 1999, the Accreted Value of the Senior Subordinated Discount Notes will be $700 for each $1,000 principal amount at maturity of such Notes, and the Offer Price for the Senior Subordinated Discount Notes will equal $469 per $1,000 principal amount at maturity of such Notes purchased pursuant to the Offer, plus accrued and unpaid interest on such Notes in accordance with the terms of the Offer hereunder. THE OFFER IS SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS, INCLUDING THE MINIMUM TENDER CONDITION AND THE MINIMUM CONSENT CONDITION (EACH AS DEFINED HEREIN).

CUSIP NO.                     SECURITY                                    TENDER OFFER CONSIDERATION
-----------  ------------------------------------------  -------------------------------------------------------------
872298AF1    12 1/4% Senior Subordinated Discount        67% of Accreted Value as of February 15, 1999, plus accrued
             Notes due February 15, 2007, Series B       and unpaid interest from February 15, 1999 to, but not
                                                         including, the date of payment (determined as if the Company had made a Cash Interest Election with respect to such Notes as of February 15, 1999).

872298AB0    12 1/4% Senior Subordinated Discount        67% of Accreted Value as of February 15, 1999, plus accrued
             Notes due February 15, 2007, Series A       and unpaid interest from February 15, 1999 to, but not
                                                         including, the date of payment (determined as if the Company had made a Cash Interest Election with respect to such Notes as of February 15, 1999).

872298AA2    10 7/8% Senior Subordinated Notes due       $670 per $1,000 principal amount of the Notes, plus  accrued
             February 15, 2007, Series A                 and unpaid interest from February 15, 1999 to, but not
                                                         including, the date of payment.

872298AE4    10 7/8% Senior Subordinated Notes due       $670 per $1,000 principal amount of the Notes, plus accrued
             February 15, 2007, Series B                 and unpaid interest from February 15, 1999 to, but not
                                                         including, the date of payment.

     In conjunction with the Offer to Purchase and as part of the Offer, the Company is also hereby soliciting (the "Solicitation") consents ("Consents") from holders ("Holders" and each, a "Holder") of at least a majority of the principal amount of the Senior Subordinated Notes and at least a majority of the principal amount at maturity of the Senior Subordinated Discount Notes (such Consents, properly given and not revoked, are hereinafter referred to as the "Requisite Consent") to the proposed amendments described herein (the "Proposed Amendments") to the two Indentures, each dated as of February 20, 1997, between TCI Satellite Entertainment, Inc. ("TSAT") and The Bank of New York, as trustee (the "Trustee"), as supplemented and amended on April 1, 1998, pursuant to which the Notes were issued (each, an "Indenture," and collectively, the "Indentures"). IT IS A CONDITION (THE "MINIMUM CONSENT CONDITION") TO THE CONSUMMATION OF THE OFFER THAT THE COMPANY RECEIVE THE REQUISITE CONSENT WITH RESPECT TO EACH TRANCHE OF THE NOTES. The Proposed Amendments would eliminate substantially all of the covenants in each Indenture, other than the covenants to pay interest on and principal of the Notes when due and covenants relating to Required Purchase Offers (as hereinafter defined), as well as certain events of default. See "Proposed Amendments" for a further description of the Proposed Amendments.

     IN ORDER TO RECEIVE THE OFFER PRICE, HOLDERS MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED HEREIN). HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. A DEFECTIVE TENDER MAY, IN THE SOLE DISCRETION OF THE COMPANY, CONSTITUTE A VALID CONSENT AND BE COUNTED FOR PURPOSES OF DETERMINING WHETHER THE REQUISITE CONSENT HAS BEEN OBTAINED, EVEN IF THE ACCOMPANYING NOTES ARE NOT ACCEPTED FOR PURCHASE BY REASON OF SUCH DEFECT.

    -------------------------------------------------------------------------
    THE OFFER AND THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED (MARCH 1, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER
    REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS MUST TENDER NOTES AND DELIVER THE RELATED CONSENTS ON OR PRIOR TO THE EXPIRATION DATE (AND
    MUST NOT HAVE WITHDRAWN SUCH NOTES AND SUCH CONSENTS ON OR PRIOR TO THE EXPIRATION DATE) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. AFTER THE EXPIRATION DATE, TENDERED NOTES MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED.
    -------------------------------------------------------------------------

     The Company has commenced the Offer and the Solicitation in connection with the execution of the Asset Purchase Agreement, dated as of January 22, 1999 (the "Asset Purchase Agreement"), among the Company, Primestar Partners L.P. ("PLP"), Primestar Mdu, Inc., the stockholders of the Company named therein (the "Stockholders") and Hughes Electronics Corporation (the "Purchaser"), pursuant to which the Purchaser has agreed to acquire the Company's medium power direct broadcast satellite business (the "Medium Power Business") for aggregate consideration consisting of $1.1 billion in cash (subject to adjustment based on the Company's closing working capital position, as provided in the Asset Purchase Agreement) and 4,871,448 shares (the "GMH Shares") of the Class H Common Stock of General Motors Corporation (collectively, the "Purchase Price"). As of the date of the execution of the Asset Purchase Agreement, the Purchase Price had an aggregate value of approximately $1.32 billion. THE ASSETS TO BE SOLD TO THE PURCHASER PURSUANT TO THE ASSET PURCHASE AGREEMENT CONSTITUTE SUBSTANTIALLY ALL THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES.

     The Asset Purchase Agreement is subject to the satisfaction of certain closing conditions, including the provision of certain modifications to the Notes and other indebtedness of the Company, including indebtedness under the Senior Subordinated Credit Agreement, dated as of April 1, 1998, among the Company and certain financial institutions, with respect to a $350,000,000 unsecured senior subordinated loan. HOLDERS WHO TENDER NOTES THAT ARE PURCHASED PURSUANT TO THE OFFER SHALL BE PAID THE OFFER PRICE FOR SUCH NOTES UPON CONSUMMATION OF THE ASSET PURCHASE AGREEMENT AND RECEIPT BY THE COMPANY FROM THE PURCHASER OF THE PURCHASE PRICE.

     IN ADDITION TO THE SATISFACTION OF THE MINIMUM CONSENT CONDITION, THE OFFER IS CONDITIONED ON, AMONG OTHER THINGS, (A) THE TENDER FROM HOLDERS OF AT LEAST 90% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE SENIOR SUBORDINATED NOTES AND AT LEAST 90% OF THE OUTSTANDING PRINCIPAL AMOUNT AT MATURITY OF THE SENIOR SUBORDINATED DISCOUNT NOTES, WHICH TENDERS ARE NOT WITHDRAWN PRIOR TO THE EXPIRATION DATE (THE "MINIMUM TENDER CONDITION"), (B) THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE ASSET PURCHASE AGREEMENT, AND (C) THE ABSENCE OF CERTAIN LITIGATION, ORDERS OR OTHER LEGAL MATTERS, ALL AS MORE FULLY DESCRIBED BELOW UNDER THE CAPTION "THE OFFER AND THE SOLICITATION-CERTAIN CONDITIONS OF THE OFFER." THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO WAIVE ANY ONE OR MORE OF THE CONDITIONS TO THE OFFER.

     The purpose of the Offer is to acquire all the outstanding Notes. The purpose of the Solicitation and the Proposed Amendments is to amend the Indentures to eliminate certain restrictive covenants contained therein and to make certain other changes. In the event the Offer and the Solicitation are withdrawn or not otherwise completed, (a) the Offer Price will not be paid or become payable to the Holders of the Notes who have tendered their Notes and delivered Consents in connection with the Offer and the Solicitation and (b) the Proposed Amendments to the Indentures will not be adopted.

     In a separate transaction, the Company entered into an Asset Purchase Agreement, dated as of January 22, 1999 (the "High Power Agreement"), among the Company, PLP, the Stockholders, Tempo Satellite, Inc., a wholly owned subsidiary of TSAT, a stockholder of the Company ("Tempo") and the Purchaser, pursuant to which the Company has agreed to sell to Buyer the Company's rights (pursuant to an option previously granted by TSAT to the Company) to acquire Tempo's high-power satellite assets, and Buyer has agreed to exercise such rights, in a transaction valued at $500 million in the aggregate. The High Power Agreement also provides for PLP to relinquish its rights (pursuant to an option previously granted by the Company to PLP) to lease the capacity of each of the high-power Tempo satellites. The consummation of the High Power Agreement is not subject to the receipt of the Requisite Consent to the Proposed Amendments or the Minimum Tender Condition.

     Any questions or requests for assistance may be directed to the Dealer Manager at its address and telephone number set forth on the back cover of this Offer to Purchase. Requests for additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Dealer Manager or to The Bank of New York, the depositary for the Offer (the "Depositary"). Beneficial owners may also contact D.F. King & Co., Inc., the information agent for the Offer (the "Information Agent"), or their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

           The Dealer Manager for the Offer and the Solicitation is:

                        WASSERSTEIN PERELLA & CO., INC.

                               February 1, 1999

     Any Holder desiring to tender and give its Consent in respect of all or any portion of such Holder's Notes should either (i) complete and sign the Consent and Letter of Transmittal (or a facsimile thereof) in accordance with the instructions in the Consent and Letter of Transmittal and mail or deliver it together with the tendered Notes and any other required documents to the Depositary or tender such Notes pursuant to the procedure for book-entry transfer set forth in "The Offer and the Solicitation--Procedure for Tendering Notes"; or (ii) request such Holder's broker, dealer, commercial bank, trust company or other nominee to effect the transaction for such Holder. A Holder who has Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact that entity if such Holder desires to tender such Notes and give its Consent. Any Holder who desires to tender such Holder's Notes and whose Notes are not immediately available or who cannot comply with the procedures for book-entry transfer on a timely basis may tender such Notes and give its Consent by following the procedures for guaranteed delivery set forth in "The Offer and the Solicitation--Procedure for Tendering Notes."

     The Depository Trust Company ("DTC") has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes and deliver Consents to the Proposed Amendments as if they were Holders. To effect a tender and Consent, DTC participants may, in lieu of physically completing and signing the Consent and Letter of Transmittal, transmit their acceptance to DTC through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible, and follow the procedure for book-entry transfer set forth in "The Offer and the Solicitation--Procedure for Tendering Notes." A beneficial owner of Notes that are held of record by a custodian bank, depositary, broker, trust company or other nominee must instruct such nominee to tender the Notes and consent to the Proposed Amendments on the beneficial owner's behalf. See "The Offer and the Solicitation--"Procedure for Tendering Notes."

     See "Special Factors" for a discussion of certain factors that should be considered in evaluating the Offer and the Solicitation. See "Proposed Amendments" for a description of the Proposed Amendments to the Indentures.

                      -----------------------------------

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS OFFER TO PURCHASE AND RELATED CONSENT AND LETTER OF TRANSMITTAL. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THE OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER TO PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER ANY APPLICABLE SECURITIES OR BLUE SKY LAWS. THE DELIVERY OF THIS OFFER TO PURCHASE SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE COMPANY OR ANY OF ITS AFFILIATES SINCE THE DATE HEREOF.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS OFFER TO PURCHASE AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE DEALER MANAGER OR THE DEPOSITARY.

     THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO A TENDER OF NOTES.

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

INTRODUCTION.................................................................. 1

PURPOSE OF THE OFFER AND THE SOLICITATION..................................... 2

SPECIAL FACTORS............................................................... 3
     Effects of the Asset Purchase Agreement.................................. 3
     Effects of the Proposed Amendments....................................... 3
     Limited Market for the Notes............................................. 3
     Subsequent Company Repurchases or Defeasance of Notes.................... 4

DESCRIPTION OF NOTES.......................................................... 4
     General.................................................................. 4
     Covenants................................................................ 5

THE PROPOSED AMENDMENTS....................................................... 5

THE OFFER AND THE SOLICITATION................................................ 7
     Principal Terms of the Offer and the Solicitation........................ 7
     Acceptance for Payment and Payment for Notes............................. 9
     Procedure for Tendering Notes............................................10
     Procedures for Guaranteed Delivery.......................................11
     Other Effects of Tender..................................................12
     Withdrawal Rights........................................................13
     Certain Conditions of the Offer..........................................14
     Interest on Notes........................................................15
     Certain Legal Matters....................................................15
     Dealer Manager...........................................................16
     Depositary and Information Agent.........................................16

CERTAIN INCOME TAX CONSEQUENCES...............................................16

ADDITIONAL INFORMATION........................................................18

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................18

MISCELLANEOUS.................................................................19

                                 INTRODUCTION

     The Company hereby offers to purchase for cash, on the terms and subject to the conditions set forth in the Offer, any and all of the outstanding Notes at the Offer Price.

     The Offer Price will equal (i) $670 per $1,000 principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment, net to the seller in cash, and (ii) 67% OF THE ACCRETED VALUE of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment (determined as if the Company had made a Cash Interest Election with respect to the Senior Subordinated Discount Notes as of February 15, 1999), net to the seller in cash. As used herein, the terms "Accreted Value" and "Cash Interest Election" have the meanings ascribed to such terms in the Indenture governing the Senior Subordinated Discount Notes. As of February 15, 1999, the Accreted Value of the Senior Subordinated Discount Notes will be $700 for each $1,000 principal amount at maturity of such Notes, and the Offer Price for the Senior Subordinated Discount Notes will equal $469 per $1,000 principal amount at maturity of such Notes purchased pursuant to the Offer, plus accrued and unpaid interest on such Notes in accordance with the terms of the Offer hereunder.

     In conjunction with the Offer, the Company is also hereby soliciting Consents from Holders of at least a majority of the outstanding principal amount of Senior Subordinated Notes and at least a majority of the outstanding principal amount at maturity of Senior Subordinated Discount Notes (such Consents, properly given and not revoked prior to the Expiration Date, are hereinafter referred to collectively as the "Requisite Consent") to the Proposed Amendments to the Indentures. The Proposed Amendments would eliminate substantially all of the covenants in each Indenture other than the covenants to pay interest on and principal of the Notes when due and covenants relating to the Company's obligation to make an offer to purchase the Notes upon certain circumstances, including (a) certain asset sales by the Company (to the extent the proceeds thereof are not otherwise applied as provided in the Indentures) and (b) certain changes of control of the Company (any such offer to purchase, a "Required Purchase Offer"). See "The Proposed Amendments." No consent payment will be paid to Holders, other than the Offer Price payable for Notes validly tendered and purchased pursuant to the Offer. The Offer does not constitute a Required Purchase Offer under the Indentures.

     If a Holder's Notes are not properly tendered pursuant to the Offer on or prior to the Expiration Date, such Holder will not receive the Offer Price, even though the Proposed Amendments will be effective as to all Notes not purchased in the Offer, provided that all conditions to the Offer as set forth herein have been satisfied and the Offer has been consummated. ADOPTION OF THE PROPOSED AMENDMENTS MAY HAVE ADVERSE CONSEQUENCES FOR HOLDERS OF NOTES WHO DO NOT EFFECTIVELY TENDER THEIR NOTES IN THE OFFER BECAUSE HOLDERS OF ANY NOTES THAT REMAIN OUTSTANDING FOLLOWING THE CONSUMMATION OF THE OFFER AND THE EFFECTIVENESS OF THE PROPOSED AMENDMENTS WILL NOT BE ENTITLED TO THE BENEFIT OF THE COVENANTS CONTAINED IN THE INDENTURE OTHER THAN THE COVENANTS TO PAY INTEREST ON AND PRINCIPAL OF THE NOTES WHEN DUE AND COVENANTS RELATING TO REQUIRED PURCHASE OFFERS. SEE "SPECIAL FACTORS--EFFECTS OF THE PROPOSED AMENDMENTS" AND "THE PROPOSED AMENDMENTS."

     Holders who tender Notes in the Offer are required to consent to the Proposed Amendments as a condition to the purchase of their Notes pursuant to the Offer. Pursuant to the terms of the Consent and Letter of Transmittal, the completion, execution and delivery thereof by a Holder in connection with the tender of Notes will constitute the Consent of such tendering Holder to the Proposed Amendments. Holders may not deliver Consents without tendering the related Notes and may not revoke Consents on or prior to the Consent Date without withdrawing the previously tendered Notes from the Offer. Consents may not be revoked after the Expiration Date and Notes may not be withdrawn after the Expiration Date, except to the limited extent described below in "The Offer and the Solicitation--Withdrawal Rights." On the Expiration Date, if the Requisite Consent has been obtained, the Company intends to execute and deliver to the Trustee under each Indenture, as provided therein, a Supplemental Indenture (as hereinafter defined) with respect to the Proposed Amendments, as well as an Officers' Certificate and an Opinion of Counsel (as such terms are defined in the Indenture) relating thereto. However, the Proposed Amendments will not become operative unless and until the Offer is consummated.

     Holders who tender their Notes will not be obligated to pay brokerage fees or commissions on the purchase by the Company of Notes pursuant to the Offer. The Company will pay or reimburse all fees and expenses of Wasserstein Perella & Co., Inc. ("WP & Co."), the Dealer Manager of the Offer, The Bank of New York, the Depositary for the Offer, and D.F. King & Co., Inc., the Information Agent for the Offer, and all other costs and expenses in connection with the Offer.

     The Company expressly reserves the absolute right, in its sole discretion, from time to time after the Expiration Date, (i) to purchase any Notes through open market or privately negotiated transactions, one or more additional tender or exchange offers, or otherwise, upon such terms and at such prices as it may determine, and (ii) to exercise its rights under the Indenture to discharge its obligations with respect to the Notes by complying with the terms and conditions of the Indenture.

     The purchase of Notes pursuant to the Offer would reduce the number of Notes that might otherwise trade publicly. This could adversely affect, among other things, the liquidity or prices realizable in sales of the Notes following the completion of the Offer. See "Special Factors--Limited Market for the Notes" for a discussion of these and other possible effects of the Offer.

     HOLDERS ARE URGED TO READ THE OFFER TO PURCHASE AND THE RELATED CONSENT AND LETTER OF TRANSMITTAL CAREFULLY BEFORE DECIDING WHETHER TO TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS PURSUANT TO THE OFFER.


                   PURPOSE OF THE OFFER AND THE SOLICITATION

     The Company has entered into the Asset Purchase Agreement, pursuant to which, subject to the terms and conditions set forth therein, the Purchaser has agreed to purchase the Medium Power Business, which constitutes substantially all the assets of the Company and its subsidiaries. THE ASSET PURCHASE AGREEMENT IS SUBJECT TO THE SATISFACTION OF CERTAIN CLOSING CONDITIONS, INCLUDING THE MODIFICATION OF CERTAIN INDEBTEDNESS OF THE COMPANY. HOLDERS WHO TENDER NOTES THAT ARE PURCHASED PURSUANT TO THE OFFER SHALL BE PAID THE OFFER PRICE FOR SUCH NOTES UPON CONSUMMATION OF THE ASSET PURCHASE AGREEMENT AND RECEIPT BY THE COMPANY FROM THE PURCHASER OF THE PURCHASE PRICE. If the Company is unable to consummate the Asset Purchase Agreement for any reason, the Company may terminate the Offer without purchasing any Notes pursuant thereto, and will likely be required to seek additional financing to maintain the Company as a going concern. There can be no assurance that any such additional financing would be available on terms favorable to the Company or on any terms.

     The purpose of the Solicitation and the Proposed Amendments is to eliminate substantially all of the covenants contained in each Indenture (other than the covenants to pay interest and principal when due and certain covenants relating to Required Purchase Offers), as well as certain events of default. Holders who elect not to tender

Notes will not be entitled to the benefit of such eliminated covenants and defaults if the Proposed Amendments become effective. See "Description of Notes--Covenants."


                                SPECIAL FACTORS

EFFECTS OF THE ASSET PURCHASE AGREEMENT

     Pursuant to the Asset Purchase Agreement and the High Power Agreement, the Company has agreed to sell substantially all of its assets. As a result, the Company will be required to make a Required Purchase Offer to the Holders and satisfy such obligations out of the proceeds of such asset sale (including cash and the GMH Shares, which will not be immediately transferrable) and any other resources of the Company, to the extent available after the payment of Senior Indebtedness (as defined in the Indentures) and certain other obligations of the Company. In addition, following consummation of the transactions provided for in the Asset Purchase Agreement, the Company will not generate any recurring revenue from operations sufficient to pay the principal and interest on Notes as they come due. Consequently, the liquidity, market value and price volatility of any Notes that remain outstanding following consummation of the Offer and the consummation of the Required Purchase Offer referred to above will likely be adversely affected, and there can be no assurance that the Company will have sufficient resources to pay its obligations under the Notes in full as they come due.

EFFECTS OF THE PROPOSED AMENDMENTS

     Notes not purchased pursuant to the Offer will remain outstanding. If the Proposed Amendments become operative, substantially all of the restrictive covenants contained in the Indenture will be eliminated, other than the covenants to pay interest on and principal of the Notes when due and certain covenants relating to Required Purchase Offers, including the obligation of the Company to make a Required Purchase Offer upon certain asset sales and changes of control of the Company. As so amended, the Indentures will continue to govern the respective terms of the Senior Subordinated Notes and the Senior Subordinated Discount Notes that remain outstanding after the consummation of the Offer. The elimination of these covenants would permit the Company to, among other things, incur additional indebtedness, sell or otherwise transfer assets, pay dividends or make other restricted payments, incur liens and make investments and merge with another entity, each of which would otherwise not have been permitted pursuant to the Indentures prior to the adoption of the Proposed Amendments. It is possible that any such actions that the Company would be permitted to take as a result of the Proposed Amendments would adversely affect the interests of the non-tendering Holders. See "The Proposed Amendments." In addition, the Proposed Amendments would eliminate the cross-defaults to other indebtedness of the Company and unsatisfied judgments, which elimination could adversely affect the interests of non-tendering Holders.

LIMITED MARKET FOR THE NOTES

     The Notes are not listed on any national or regional securities exchange. To the extent that the Notes are tendered and accepted in the Offer, any existing trading market for the Notes that are not tendered and remain outstanding may become more limited. A debt security with a smaller outstanding principal amount available for trading (a smaller "float") may command a lower price than would a comparable debt security with a larger float. Consequently, the liquidity, market value and price volatility of Notes which remain outstanding may be adversely affected. Holders of unpurchased Notes may attempt to obtain quotations for the Notes from their brokers; however, there can be no assurance that any trading market will exist for the Notes following consummation of the Offer. The extent of the public market for the Notes following consummation of the Offer would depend upon the number of Holders remaining at such time, the interest in maintaining a market in such Notes on the part of securities firms, and other factors.

     Although the Company believes that the Notes trade on a negotiated basis between certain market makers and holders of the Notes, no generally reliable public pricing information for the Notes is available. Holders of Notes are urged to contact their brokers to obtain the best available information as to potential current market prices.

SUBSEQUENT COMPANY REPURCHASES OR DEFEASANCE OF NOTES

     The Company expressly reserves the absolute right, in its sole discretion, from time to time after the Expiration Date (i) to purchase any Notes through open market or privately negotiated transactions, one or more additional tender or exchange offers, or otherwise, upon such terms and at such prices as it may determine and (ii) to exercise its rights under the Indenture to discharge its obligations with respect to the Notes by depositing certain securities with the Trustee and otherwise complying with Article Nine of each of the Indentures.


                             DESCRIPTION OF NOTES

     THE FOLLOWING IS A SUMMARY OF CERTAIN TERMS OF THE NOTES, FORMS OF WHICH (TOGETHER WITH THE INDENTURES DESCRIBED BELOW) HAVE BEEN FILED AS EXHIBITS TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND CAN BE OBTAINED AS DESCRIBED UNDER THE CAPTION "ADDITIONAL INFORMATION." THE FOLLOWING SUMMARY OF THE TERMS OF THE NOTES IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE NOTES AND THE INDENTURES AS SO FILED. CAPITALIZED TERMS USED HEREIN THAT ARE NOT OTHERWISE DEFINED HAVE THE MEANINGS ASSIGNED TO THEM IN THE INDENTURES, COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE.

GENERAL

     Senior Subordinated Notes. The Senior Subordinated Notes are senior subordinated unsecured obligations of the Company. The Senior Subordinated Notes are governed by the Indenture dated February 20, 1997, between TSAT and the Trustee, which Indenture was supplemented and amended by a Supplemental Indenture dated as of April 1, 1998, pursuant to which TSAT's obligations under the Senior Subordinated Notes were assumed by the Company and TSAT was released (such Indenture, as so amended and supplemented, the "Senior Subordinated Note Indenture"). The Senior Subordinated Notes mature on February 15, 2007. Cash interest on the Senior Subordinated Notes is payable semiannually, on each February 15 and August 15, to the persons in whose names the Senior Subordinated Notes are registered at the close of business on February 1 or August 1 (or, if such date is not a business day, the next succeeding business day) prior to the payment date, at an annual rate of 10 7/8%. The Senior Subordinated Notes are redeemable by the Company at any time on or after February 15, 2002, at the redemption prices set forth in the Senior Subordinated Note Indenture, plus accrued and unpaid interest thereon, if any, to the date of redemption.

     Senior Subordinated Discount Notes. The Senior Subordinated Discount Notes are senior subordinated unsecured obligations of the Company. The Senior Subordinated Discount Notes are governed by the Indenture dated February 20, 1997, between TSAT and the Trustee, which Indenture was supplemented and amended by a Supplemental Indenture dated as of April 1, 1998, pursuant to which TSAT's obligations under the Senior Subordinated Discount Notes were assumed by the Company and TSAT was released (such Indenture, as so amended and supplemented, the "Senior Subordinated Discount Note Indenture"). The Senior Subordinated

Discount Notes mature on February 15, 2007. Cash interest on the Senior Subordinated Discount Notes does not accrue nor is it payable prior to February 15, 2002 (unless the Company makes a Cash Interest Election as described below). Thereafter, interest on the Senior Subordinated Discount Notes accrues at an annual rate of 12 1/4%, payable in cash semiannually, on each February 15 and August 15, to the persons in whose names the Senior Subordinated Discount Notes are registered at the close of business on February 1 or August 1 (or, if such date is not a business day, the next succeeding business day) prior to the payment date, at an annual rate of 12 1/4%. Prior to February 15, 2002 the Company may make a Cash Interest Election on any interest payment date in accordance with the terms and conditions set forth in the Senior Subordinated Discount Note Indenture. Upon the making of a Cash Interest Election, the principal amount of each outstanding Senior Subordinated Discount Note will be fixed to equal the Accreted Value of such Note as of the date of such election, and cash interest on such principal amount shall thereafter accrue at the rate provided for in the Indenture and thereafter be payable on each subsequent interest payment date. The Senior Subordinated Discount Notes are redeemable by the Company at any time on or after February 15, 2002 at the redemption prices set forth in the Senior Subordinated Discount Note Indenture, plus accrued and unpaid interest thereon, if any, to the date of redemption.

COVENANTS

     Each Indenture includes covenants that limit the Company's ability to: make certain restricted payments (including certain dividends, repurchases of stock and subordinated indebtedness, and certain investments), incur additional indebtedness, enter into transactions with affiliates, engage in certain asset sales or mergers, engage in certain sale and leaseback transactions, impose restrictions on the ability of its subsidiaries to make dividends or other payments to the Company and incur liens on its properties. The covenants also require the Company to make a Required Purchase Offer to repurchase the Notes upon the occurrence of a Change of Control (as defined in the Indentures).


                            THE PROPOSED AMENDMENTS

     The Proposed Amendments with respect to each Indenture will be set forth in a supplemental indenture (each, a "Supplemental Indenture"), which will be provided by the Company, upon any Holder's request, after such Supplemental Indenture has been executed pursuant to the procedures set forth herein. Upon receipt of the Requisite Consent and compliance by the Company with certain conditions set forth in the Indenture and execution thereof by the Trustee, each Supplemental Indenture will become effective and will be binding on all Holders who do not tender their Notes in the Offer. The Proposed Amendments will not become operative, however, unless and until the Offer is consummated. The Proposed Amendments, if adopted and operative, will eliminate substantially all of the covenants in the Indenture other than the covenants to pay interest on and principal of the Notes when due and certain covenants relating to Required Purchase Offers, as well as eliminate certain cross-defaults. See "Description of the Notes--Covenants" and "Special Factors--Effects of the Proposed Amendments." The following is a summary of the Proposed Amendments. For more complete information regarding the Indentures and the Proposed Amendments, reference is made to the Indentures and the forms of Supplemental Indentures, which are incorporated herein by reference.

     The Proposed Amendments to the Indentures would eliminate the following covenants in each Indenture:

     Section 4.03     (Transactions with Affiliates);
     Section 4.04     (Limitation on Indebtedness);
     Section 4.06     (Limitation on Restricted Payments);
     Section 4.07     (Corporate Existence);
     Section 4.08     (Payment of Taxes and Other Claims);
     Section 4.09     (Notice of Defaults);
     Section 4.10     (Maintenance of Properties and Insurance);
     Section 4.15     (Limitation on Senior Subordinated Indebtedness);
     Section 4.16     (Limitations on Dividend and Other Payment Restrictions
                       Affecting Restricted Subsidiaries);
     Section 4.17     (Designation of Unrestricted Subsidiaries; Designation of
                       Tempo as a Restricted Subsidiary);
     Section 4.18     (Limitation on Liens);
     Section 4.20     (Guaranty of Notes by Subsidiaries);
     Section 4.21     (Amendments to Certain Agreements);
     Section 4.22     (Company Satellites; Maintenance of Insurance);
     Section 5.01     (Mergers, Sale of Assets, etc.);
     Section 5.02     (Successor Corporation Substituted);
     Section 6.01(6)  (cross-default to certain other indebtedness of the
                       Company); and
     Section 6.01(7)  (cross-default to certain undischarged judgments).

     The Proposed Amendments would also delete definitions from each Indenture when references to such definitions would be eliminated as a result of the foregoing.

     Giving effect to the Proposed Amendments, the following covenants would remain in each Indenture:

     Section 4.01   (Payment of Securities);
     Section 4.02   (Maintenance of Office or Agency);
     Section 4.05   (Dispositions of Proceeds of Asset Sales);

     Section 4.11  (Compliance Certificate)
     Section 4.12  (Provision of Financial Information)
     Section 4.13  (Waiver of Stay, Execution or Usury Laws)
     Section 4.14  (Change of Control);
     Section 4.19  (Deposit of Funds with Escrow Agent; Offer to Purchase upon a
                    GE-2 Satellite Event) (the provisions of which are no longer relevant); and
     Section 4.23  (Payments for Consent)

     Pursuant to the terms of each Indenture, the Proposed Amendments require the written consent of the Holders of: (i) at least a majority in aggregate principal amount of the outstanding Senior Subordinated Notes and (ii) at least a majority in aggregate principal amount of the outstanding Senior Subordinated Discount Notes. The Proposed Amendments with respect to each Indenture constitute a single proposal and a tendering and consenting Holder must consent to such Proposed Amendments as an entirety with respect to the Indenture to which the Notes possessed by the Holder relates and may not consent selectively with respect to certain of such Proposed Amendments.

     Each Supplemental Indenture relating to the Proposed Amendments will be executed by the Company and the Trustee on or promptly after the Expiration Date, subject to receipt of the Requisite Consent, but the elimination of the covenants and default provisions set forth in each Supplemental Indenture will not become operative unless and until the Offer is consummated. If the Offer is terminated or withdrawn, or the validly tendered Notes are not accepted for payment, the Supplemental Indentures will not become operative, and no Offer Price will be paid or payable.

     If the Proposed Amendments relating to the Indentures become operative, the Holders of un-tendered Notes will be bound thereby.

     The valid tender by a Holder of Notes pursuant to the Offer will constitute the giving of a Consent by such Holder to the Proposed Amendments with respect to such Notes. HOLDERS MAY NOT CONSENT TO THE PROPOSED AMENDMENTS WITHOUT TENDERING NOTES.


                         THE OFFER AND THE SOLICITATION

PRINCIPAL TERMS OF THE OFFER AND THE SOLICITATION

     The Offer. The Company hereby offers to purchase for cash, on the terms and subject to the conditions set forth in the Offer, all of the outstanding Notes at the Offer Price.

     The Offer Price is equal to: (i) $670 per $1,000 principal amount of each Senior Subordinated Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment, net to the seller in cash, and (ii) 67% OF THE ACCRETED VALUE of each Senior Subordinated Discount Note purchased pursuant to the terms and conditions set forth in this Offer, plus accrued and unpaid interest on such Notes from February 15, 1999 to, but not including, the date of payment (determined as if the Company had made a Cash Interest Election with respect to the Senior Subordinated Discount Notes as of February 15, 1999), net to the seller in cash. As used herein, the terms "Accreted Value" and "Cash Interest Election" have the meanings ascribed to such terms in the Indenture governing the Senior

Subordinated Discount Notes. As of February 15, 1999, the Accreted Value of the Senior Subordinated Discount Notes will be $700 for each $1,000 principal amount at maturity of such Notes, and the Offer Price for the Senior Subordinated Discount Notes will equal $469 per $1,000 principal amount at maturity of such Notes purchased pursuant to the Offer, plus accrued and unpaid interest on such Notes in accordance with the terms of the Offer hereunder.

     On the terms and subject to the conditions of the Offer (see "--Certain Conditions of the Offer"), the Company will accept for payment, and thereby purchase, all Notes validly tendered on or prior to the Expiration Date and not properly withdrawn on or prior to the Expiration Date in the manner described in "--Withdrawal Rights." The term "Expiration Date" means 5:00 p.m., New York City time, on March 1, 1999, unless and until the Company, in its sole discretion, has extended the period of time for which the Offer is open, in which event the term Expiration Date will mean the latest time and date on which the Offer, as so extended by the Company, expires.

     The Offer is conditioned on the tender from Holders of at least 90% of the outstanding aggregate principal amount of the Senior Subordinated Notes and on the tender from Holders of at least 90% of the outstanding aggregate principal amount at maturity of the Senior Subordinated Discount Notes, which tenders are not withdrawn prior to the Expiration Date, and other conditions described herein (see "--Certain Conditions to the Offer"). The Company has the right, in its sole discretion, to waive any condition to the Offer.

     The Solicitation. In conjunction with the Offer, the Company is also hereby soliciting Consents from Holders of at least a majority of the outstanding principal amount of Senior Subordinated Notes and at least a majority of the outstanding principal amount at maturity of Senior Subordinated Discount Notes to the Proposed Amendments to the Indenture. The Proposed Amendments would eliminate substantially all of the covenants in the Indenture other than the covenants to pay interest on and principal of the Notes when due and covenants related to Required Purchase Offers, and would eliminate certain cross-defaults. See "The Proposed Amendments."

     PURSUANT TO THE TERMS OF THE CONSENT AND LETTER OF TRANSMITTAL, THE COMPLETION, EXECUTION AND DELIVERY THEREOF BY A HOLDER OF NOTES IN CONNECTION WITH THE TENDER OF NOTES ON OR PRIOR TO THE EXPIRATION DATE CONSTITUTES THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS OF NOTES MAY NOT DELIVER CONSENTS WITHOUT TENDERING THEIR NOTES IN THE OFFER.

     The Supplemental Indentures relating to the Proposed Amendments will be executed by the Company and the Trustee promptly after the Expiration Date (assuming receipt of the Requisite Consent), but the elimination of the covenants set forth in the Supplemental Indenture will not become operative unless and until the Offer is consummated. If the Requisite Consent is not obtained, no Supplemental Indenture will be executed or become operative. If the Offer is terminated or withdrawn, or the validly tendered Notes are not accepted for payment, the Supplemental Indentures will not become operative, and no Offer Price will be paid or payable.

     Extension, Amendment or Termination of the Offer. The Company expressly reserves the right, at any time or from time to time, at its sole discretion, and regardless of the circumstances, to (i) extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and (ii) amend the Offer in any respect by giving oral or written notice of such amendment to the Depositary. The rights reserved by the Company in this paragraph are in addition to the Company's right, without limitation, it its sole discretion, to extend, amend or terminate the Offer as described in "--Certain Conditions of the Offer." Any extension, amendment or termination will be followed as promptly as practicable by public announcement thereof, such announcement, in the case of an extension, to be issued no later than 5:00 p.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company currently intends to make announcements by issuing a press release to the Dow Jones News Service and/or the PR Newswire. If the Company extends the Offer, then, without prejudice to the Company's rights under the Offer, the Depositary may retain tendered Notes on behalf of the Company, and such Notes may not be withdrawn, nor the related Consents revoked, except to the limited extent described below in "--Withdrawal Rights." The Offer Price will include accrued and unpaid interest on the Notes from February 15, 1999 to, but not including, the date of payment (determined, in the case of the Senior Subordinated Discount Notes, as if the Company had made a Cash Interest Election with respect to such Notes as of February 15, 1999).

     If the Company makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, the Company will disseminate additional tender offer materials and extend the Offer. As used in this Offer to Purchase, "business day" means any day, other than Saturday, Sunday or a federal holiday, and consists of the time period from 12:01 a.m. through 12:00 midnight, New York City time.

     The Offer to Purchase, the Consent and Letter of Transmittal and other relevant materials are being mailed by the Company to record holders of Notes and are being furnished to brokers, commercial banks, trust companies and similar persons whose names, or the names of whose nominees, appear on the Company's list of Holders or, if applicable, who are listed as participants in the DTC's security participant listing, for subsequent transmittal to beneficial Holders.

ACCEPTANCE FOR PAYMENT AND PAYMENT FOR NOTES

     On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Company will accept for payment, and thereby purchase, and will pay the Offer Price for all Notes validly tendered on or prior to the Expiration Date (and not properly withdrawn in the manner described in "--Withdrawal Rights") as soon as practicable after receipt of the Purchase Price under the Asset Purchase Agreement. In all cases, payment for Notes purchased pursuant to the Offer will be made only after timely receipt by the Depositary of (i) the Notes, or timely confirmation (a "Book-Entry Confirmation") of the book-entry transfer of such Notes into the Depositary's account at the DTC (the "Book-Entry Transfer Facility") in accordance with the procedures described in "--Procedure for Tendering Notes," (ii) a properly completed and duly executed Consent and Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as hereafter defined) in the case of a book-entry transfer, and (iii) all other documents required by the Consent and Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Consent and Letter of Transmittal, and that the Company may enforce such agreement against such participant.

     For purposes of the Offer, the Company will be deemed to have accepted for payment, and thereby purchased, tendered Notes if, as and when the Company gives oral or written notice to the Depositary of its acceptance of such Notes for payment. Payment for Notes accepted for payment pursuant to the Offer will be made by deposit of the purchase price therefor with the Depositary, which will act as agent for the tendering Holders for the purposes of receiving payment from the Company and transmitting payments to the tendering Holders. Payments for the Notes will include accrued interest from February 15, 1999 to, but not including, the date of payment (determined, in the case of the Senior Subordinated Discount Notes, as if the Company had made a Cash Interest Election with respect to such Notes as of February 15, 1999).

     If any tendered Notes are not accepted for payment pursuant to the terms and conditions of the Offer for any reason, or if more Notes than are tendered are submitted to the Depositary, Notes for such unpurchased or untendered Notes will be returned, without expense to the submitting Holder (or, in the case of Notes tendered by the book-entry transfer of such Notes into the Depositary's account at the Book-Entry Transfer Facility in accordance with the procedures set forth in "--Procedure for Tendering Notes," such Notes will be credited to an account maintained within such Book-Entry Transfer Facility), as promptly as practicable following the expiration, termination, or withdrawal of the Offer.

     If, prior to the Expiration Date, the Company increases the consideration offered to Holders pursuant to the Offer, such increased consideration will be paid to all Holders whose Notes are purchased pursuant to the Offer whether or not such Notes have been tendered prior to such increase in consideration.

     The Company reserves the right, in its sole discretion, to transfer or assign to any person, in whole or from time to time in part, Notes now or hereafter beneficially owned by it. Any transfer or assignment contemplated in this paragraph will not relieve the Company of its obligations under the Offer and will in no way prejudice the rights of tendering Holders to receive payment for Notes validly tendered and accepted for payment pursuant to the Offer.

PROCEDURE FOR TENDERING NOTES

     For Notes to be validly tendered pursuant to the Offer, a properly completed and duly executed Consent and Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Consent and Letter of Transmittal, must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date. In addition, either (i) Notes must be received by the Depositary, together with the Consent and Letter of Transmittal, at such address, or such Notes must be tendered pursuant to the procedures for book-entry tender described below and a Book-Entry Confirmation received by the Depositary, in each case on or prior to the Expiration Date, or (ii) the guaranteed delivery procedure described below must be complied with. Delivery of documents to an account established by the Depositary at the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Consent and Letter of Transmittals and Notes should be sent to the Depositary, and not to the Company, the Information Agent or the Dealer Manager.

     In order for any tender of Notes to be valid, it must be in proper form. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Notes, and all other determinations by the Company contemplated by the Offer, including in respect of the conditions to the Offer, will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties. The Company reserves the right to waive any defect or irregularity in the tender of any Notes. No tender of Notes will be deemed to have been validly made until all defects and irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Offer (including this Offer to Purchase, the Consent and Letter of Transmittal and instructions thereto) will be final and binding.

     The Depositary will establish an account with respect to the Notes at the Book-Entry Transfer Facility for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of Notes by causing such Book-Entry Transfer Facility to transfer such Notes into the Depositary's account in accordance with such Book-Entry Transfer Facility's procedure for such transfer. Although delivery of Notes may be effected through book- entry at the Book-Entry Transfer Facility, a properly completed and duly executed Consent and Letter of Transmittal or Facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Consent and Letter of Transmittal, must, in any case, be transmitted to and received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to the Expiration Date, or the guaranteed delivery procedure described below must be complied with. To effectively tender Notes that are held through DTC, DTC participants may also tender beneficial owners' Notes to the Depositary's account maintained at the DTC for the benefit of the Depositary through the DTC's ATOP system, including transmission of a computer generated message that acknowledges and agrees to be bound by the terms of the Consent and Letter of Transmittal. By complying with DTC's ATOP procedures with respect to the Offer and Solicitation, the DTC participant confirms on behalf of itself and the beneficial owner of the tendered Notes all provisions of the Consent and Letter of Transmittal applicable to it and such beneficial owners as fully as if it completed, executed and returned the Consent and Letter of Transmittal to the Depositary.

     If Notes are tendered otherwise than (i) by a registered holder of such Notes or (ii) for the account of a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each an "Eligible Institution"), all signatures on the Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1 of the Consent and Letter of Transmittal for the proper procedure for tendering in this manner. If the Notes are registered in the name of a person other than the signer of a Consent and Letter of Transmittal, the Notes must be endorsed or accompanied by appropriate instruments of power, in either case signed exactly as the name or names of the registered holder or holders appear on the Notes, with the signatures on the Notes or such instruments of power guaranteed as provided in the Consent and Letter of Transmittal. See Instruction 1 of the Consent and Letter of Transmittal.

     THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF EACH HOLDER. DELIVERY OF SUCH DOCUMENTS WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED, AND IT IS RECOMMENDED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE DEPOSITARY PRIOR TO SUCH DATE.

PROCEDURES FOR GUARANTEED DELIVERY

     If a Holder desires to tender Notes pursuant to the Offer and such Holder's Notes are not immediately available or such Holder cannot deliver such Holder's Notes and all other required documents to the Depositary on or prior to the Expiration Date, or if the procedure for book-entry transfer cannot be completed on a timely basis, such Notes may nevertheless be tendered if all of the following guaranteed delivery procedures are complied with:

          (i)   such tenders are made by or through an Eligible Institution;

          (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, is received by the Depositary as provided below on or prior to the Expiration Date; and

          (iii) the Notes for all physically delivered Notes in proper form for transfer or a Book-Entry Confirmation, together with a properly completed and duly executed Consent and Letter of Transmittal or facsimile thereof, with any required signature guarantees, or Agent's Message in the case of a book-entry transfer, and all other documents required by the Consent and Letter of Transmittal, are received by the Depositary within five business days after the date of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

     In all cases, payment for Notes tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of such Notes or of a Book-Entry Confirmation relating to such Notes and a properly completed and duly executed Consent and Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and all other documents required by the Consent and Letter of Transmittal.

OTHER EFFECTS OF TENDER

     By executing a Consent and Letter of Transmittal as set forth above, a tendering Holder irrevocably appoints designees of the Company as such Holder's attorneys-in-fact and proxies, each with full power of substitution and resubstitution, in the manner set forth in the Consent and Letter of Transmittal, to the full extent of such Holder's rights with respect to the Notes tendered by such Holder and accepted for payment by the Company and with respect to any and all other Notes or other securities issued or issuable in respect of such Notes on or after the date of this Offer to Purchase. All such proxies will be considered coupled with an interest in the tendered Notes. Such appointment will be effective when, and only to the extent that, the Company accepts such Notes for payment pursuant to the Offer. Upon such appointment, all prior proxies given by such Holder with respect to such Notes will be revoked, without further action, and no subsequent proxies with respect thereto may be given by such Holder (and, if given, will not be deemed effective). The designees of the Company will be empowered, among other things, to exercise all voting and other rights of such Holder as they in their sole discretion may deem proper at any meeting of the Holders or otherwise. In order for Notes to be validly tendered, upon the acceptance for payment of such Notes, the Company must be able to exercise full voting rights with respect to such Notes (or other securities or rights), including voting at any meeting of Holders, whether or not scheduled, and consenting to any action to be taken by Holders in the absence of a meeting.

     In consideration of the purchase of the Notes pursuant to the Offer, the Holder hereby waives, releases, forever discharges and agrees not to sue the Company or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under the federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the Holder ever had, now has or hereafter may have against the Company as a result of or in any manner related to the Holder's purchase, ownership or sale of the Notes pursuant to the Offer or any decline in the value thereof up to and including the Expiration Date. Without limiting the generality or effect of the foregoing, upon the purchase of Notes pursuant to the Offer, the Company shall obtain all rights relating to the Holder's ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

     The tender of Notes pursuant to one of the procedures described above will constitute a binding agreement between the tendering Holder and the Company on the terms and subject to the conditions of the Offer, including the tendering Holder's representation and warranty that (i) such Holder has full power and authority to tender, sell, assign and transfer such Notes and (ii) when the same are accepted for payment by the Company, the Company will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and will not be subject to any adverse claim.

WITHDRAWAL RIGHTS

     Tenders of Notes may be withdrawn and the concurrent Consents may be revoked at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date (but not thereafter, except as otherwise described below). A valid withdrawal of tendered Notes effected on or prior to 5:00 p.m., New York City time, on the Expiration Date will constitute the concurrent valid revocation of such Holder's related Consent. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. IF, AFTER THE EXPIRATION DATE, THE COMPANY AMENDS THE OFFER SO AS TO REDUCE EITHER (I) THE PRINCIPAL AMOUNT OF NOTES SUBJECT TO THE OFFER OR (II) THE OFFER PRICE, THEN PREVIOUSLY TENDERED NOTES MAY BE VALIDLY WITHDRAWN UNTIL THE EXPIRATION OF TEN BUSINESS DAYS AFTER THE DATE THAT NOTICE OF ANY SUCH REDUCTION IS FIRST PUBLISHED, GIVEN OR SENT TO HOLDERS BY THE COMPANY. In addition, tenders of Notes may be validly withdrawn if the Offer is terminated without any Notes being purchased thereunder. In the event of a termination of the Offer, (i) the Notes tendered pursuant to the Offer will be promptly returned to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), and (ii) the Proposed Amendments to the Indenture will not become operative.

     For a withdrawal of a tender of Notes (and the concurrent revocation of Consents) to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date at its address set forth on the back cover of this Offer to Purchase. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn, (ii) contain the description of the Notes to be withdrawn and identify the CUSIP/certificate number or numbers shown on the particular certificate evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes (in the case of Senior Subordinated Notes) and the aggregate principal amount at maturity represented by such Notes (in the case of Senior Subordinated Discount Notes) and (iii) be signed by the Holder of such Notes in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), if any, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and
(y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer, and will constitute the concurrent valid revocation of such Holder's Consent.

     Withdrawal of Notes (and the concurrent revocation of Consents) can be accomplished only in accordance with the foregoing procedures.

     The Notes are debt obligations of the Company. There are no appraisal or other similar statutory rights in connection with the Offer or the Solicitation.

     ALL QUESTIONS AS TO THE VALIDITY (INCLUDING TIME OF RECEIPT) OF NOTICES OF WITHDRAWAL AND REVOCATION OF CONSENTS WILL BE DETERMINED BY THE COMPANY, IN THE COMPANY'S SOLE DISCRETION (WHOSE DETERMINATION SHALL BE FINAL AND BINDING). NONE OF THE COMPANY, THE DEPOSITARY, THE DEALER MANAGER, THE INFORMATION AGENT, THE TRUSTEE OR ANY OTHER PERSON WILL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECTS OR IRREGULARITIES IN ANY NOTICE OF WITHDRAWAL OR REVOCATION OF CONSENTS, OR INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION.

CERTAIN CONDITIONS OF THE OFFER

     Notwithstanding any other provision of the Offer, the Company will not be required to accept for payment, purchase or pay for any Notes tendered, and may postpone, subject to Rule 14e-1 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the acceptance for purchase and payment for Notes so tendered and/or may amend or terminate the Offer if (a) the Company has not received the Requisite Consent on or prior to the Expiration Date, (b) the Minimum Tender Condition has not been satisfied, (c) the Supplemental Indenture has not been executed by the Trustee on or prior to the Expiration Date and become effective in the manner contemplated hereby, (d) the Asset Purchase Agreement shall not have been consummated or (e) any time at or before acceptance for payment for Notes tendered pursuant to the Offer (whether or not any Notes have theretofore been accepted for payment or paid for pursuant to the Offer) any of the following events shall occur:

          (i) there shall have been threatened, instituted or pending any action, proceeding or investigation by or before any court or governmental regulatory or administrative agency or authority or tribunal, domestic or foreign, which (a) challenges the making of the Offer or the Solicitation, the acquisition of Notes pursuant to the Offer or the obtaining of Consents pursuant to the Solicitation or otherwise relates in any manner to the Offer or the Solicitation, or (b) in the sole judgment of the Company, could have a material adverse effect on the business, financial condition, income, operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

          (ii) there shall have occurred any material adverse development, in the sole judgment of the Company, with respect to any action, proceeding or investigation concerning the Company existing on the date hereof;

          (iii) a statute, rule, regulation, judgment, order, stay, decree or injunction shall have been threatened, proposed, sought, promulgated, enacted, entered, enforced or deemed to be applicable by any court or governmental regulatory or administrative agency, authority or tribunal, domestic or foreign, which, in the sole judgment of the Company, could directly or indirectly prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation or that could have a Material Adverse Effect;

          (iv) there shall have occurred or be likely to occur any event or series of events that, in the sole judgment of the Company, could prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation or that will, or is reasonably likely to, materially impair the contemplated benefits to the Company of the Offer or the Solicitation, or otherwise result in the consummation of the Offer or the Solicitation not being or not being reasonably likely to be in the best interests of the Company;

          (v) there shall have occurred (a) any general suspension of, shortening of hours for or limitation on prices for trading in securities on the New York Stock Exchange or in the over-the-counter market, (b) any significant adverse change from the date hereof in the price of the Notes in the United States securities or financial markets, (c) a significant impairment in the trading market for high-yield corporate debt securities, (d) a declaration of a banking moratorium or any suspension of payments in respect of banks by federal or state authorities in the United States (whether or not mandatory), (e) a commencement of a war, armed hostilities or other national or international crisis, (f) any limitation (whether or not mandatory) by any governmental authority on, or other event having a reasonable likelihood of affecting, the extension of credit by banks or other lending institutions in the United States, (g) any significant change in United States currency exchange rates or a suspension of, or limitation on, the markets therefor (whether or not mandatory), or (h) in the case of any of the foregoing existing at the time of the commencement of the Offer, a significant acceleration or worsening thereof;

          (vi) the Trustee under either Indenture shall have objected in any respect to, or taken any action that could, in the sole judgment of the Company, adversely affect the consummation of the Offer or the Solicitation or the Company's ability to effect any of the Proposed Amendments, or shall have taken any action that challenges the validity or effectiveness of the procedures used by the Company in soliciting the Consents to the Proposed Amendments (including the form thereof) or in the making of the Offer or the Solicitation or the acceptance of or payment for any of the Notes or any of the Consents; or

          (vii) the Asset Purchase Agreement shall have been terminated (or amended in any manner that, in the sole judgment of the Company, could directly or indirectly prohibit, prevent, restrict or delay consummation of the Offer or the Solicitation, or that could have a Material Adverse Effect) prior to the closing of the sale of the Medium Power Business as provided therein.

     The foregoing conditions may be asserted by the Company regardless of the circumstances and are for the sole benefit of the Company and its affiliates. The foregoing conditions may be waived by the Company in whole or in part at any time and from time to time in its sole discretion and any such waiver may be complete or subject to such terms as the Company may impose in respect thereof. The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of or otherwise affect any other rights and each such right will be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Company concerning the events described above will be final and binding upon all parties.

INTEREST ON NOTES

     Interest under any of the Notes payable as of an interest payment date prior to the date of acceptance for payment of Notes tendered pursuant to the Offer will be retained by the registered owner of the Notes on which such interest was paid as of such date. The Offer Price will include interest on the Notes that is accrued and unpaid from February 15, 1999 to, but not including, the date of payment pursuant to the Offer (determined, in the case of the Senior Subordinated Discount Notes, as if the Company had made a Cash Interest Election with respect to such Notes as of February 15, 1999).

CERTAIN LEGAL MATTERS

     The Company is not aware of any approval or other action by any domestic or foreign governmental or administrative agency that would be required prior to the acquisition of Notes by the Company pursuant to the Offer or any state takeover statute that is applicable to the Offer. Should any such approval or other action be required, or any such state takeover statute be applicable, the Company will evaluate at such time whether such approval or action will be sought or compliance with such takeover statute will be effected. There can be no assurance that any such approval, action or compliance, if needed, would be obtained or effected or, if obtained or effected, would be obtained or effected without substantial conditions or adverse consequences. The Company's obligations to purchase and pay for the tendered Notes is subject to certain conditions. See "--Certain Conditions of the Offer."

DEALER MANAGER

     WP & Co. is acting as the Dealer Manager for the Company in connection with the Offer and the Solicitation and has provided certain financial advisory services to the Company in connection with the Offer and the Solicitation. The Company will pay WP & Co.'s reasonable and customary compensation for such services, plus reimbursement for out-of-pocket expenses. The Company has agreed to indemnify WP & Co. against certain liabilities in connection with its services as the Dealer Manager and as financial advisor to the Company with respect to the Offer, including liabilities under the federal securities laws. At any time, the Dealer Manager may trade the Notes for its own account or for the accounts of customers and, accordingly, may hold a long or short position in the Notes. All inquiries and correspondence addressed to the Dealer Manager relating to the Offer and the Solicitation should be directed to the address or telephone number set forth on the back cover page of this Offer to Purchase.

DEPOSITARY AND INFORMATION AGENT

     The Depositary for the Offer and the Solicitation is The Bank of New York. All deliveries, correspondence and questions sent or presented to the Depositary relating to the Offer and the Solicitation should be directed to the address or telephone number set forth on the back cover of this Offer to Purchase. The Company will pay the Depositary reasonable and customary compensation for its services in connection with the Offer and the Solicitation, plus reimbursement for out-of-pocket expenses. The Company will indemnify the Depositary against certain liabilities and expenses in connection therewith, including liabilities under the federal securities laws.

     D.F. King & Co., Inc. is acting as the Information Agent for the Company in connection with the Offer and the Solicitation. The Company will pay the Information Agent reasonable and customary compensation for such services, plus reimbursement for out-of-pocket expenses. All inquiries and correspondence addressed to the Information Agent relating to the Offer and the Solicitation should be directed to the address or telephone number set forth on the back cover page of this Offer to Purchase.

     Brokers, dealers, commercial banks and trust companies will be reimbursed by the Company for customary mailing and handling expenses incurred by them in forwarding material to their customers. The Company will not pay any fees or commissions to any broker, dealer or other person (other than the Dealer Manager) in connection with the solicitation of tenders of Notes pursuant to the Offer.

                        CERTAIN INCOME TAX CONSEQUENCES

     The following discussion is a summary of certain anticipated U.S. federal income tax consequences of the Offer to Holders of Notes. This discussion is general in nature, and does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular Holder in light of the Holder's particular circumstances, or to certain types of Holders subject to special treatment under U.S. federal income tax laws (such as insurance companies, tax-exempt organizations, financial institutions, brokers, dealers in securities, and taxpayers that are neither citizens nor residents of the United States, or that are foreign corporations, foreign partnerships or foreign estates or trusts as to the United States). In addition, the discussion does not consider the effect of any foreign, state, local or other tax laws, or any U.S. tax considerations other than U.S. federal income tax considerations (e.g., estate or gift tax), that may be applicable to particular Holders. Further, this summary assumes that Holders hold their Notes as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code").

     This summary is based on the Code and U.S. Treasury Regulations, rulings, administrative pronouncements and decisions in effect as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect.

     EACH HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR TO DETERMINE THE FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES TO IT OF THE OFFER.

     Tax Considerations for Tendering Holders. A sale of Notes by a Holder pursuant to the Offer will be a taxable transaction to such Holder for U.S. federal income tax purposes. A Holder will generally recognize capital gain (subject to the market discount rules discussed below) or loss on the sale of a
Note in an amount equal to the difference between (i) the amount of cash received for such Note, other than the portion of such amount that is properly allocable to accrued but previously unpaid interest (other than accrued original issue discount), which amounts will be taxed as ordinary income, and (ii) the Holder's "adjusted tax basis" for such Note at the time of sale. Such capital gain or loss will be long-term if the Holder held the Note for more than one year at the time of such sale. Generally, a Holder's adjusted tax basis for a Note will be equal to the cost of the Note to such Holder, increased by the amount of any original issue discount previously included in such Holder's gross income up to the date of disposition, less any payments (other than stated interest payments on the Senior Subordinated Notes) received on the Notes. If applicable, a Holder's tax basis in a Note would be increased by any market discount previously included in income by such Holder pursuant to an election to include market discount in gross income currently as it accrues, or would be reduced by the amount of any amortizable bond premium that the Holder has previously elected to offset against interest inclusion.

     An exception to the capital gain treatment described above may apply to a Holder who purchased a Note at a "market discount." Subject to a statutory de minimis exception, market discount is the excess of (i) the sum of the original issue price of the Note and the aggregate amount of original issue discount includable in gross income of all Holders of such Notes during periods before the acquisition of the Note over (ii) the Holder's tax basis in such Note immediately after its acquisition by such Holder. In general, unless the Holder has elected to include market discount in income currently as it accrues, any gain realized by a Holder on the sale of a Note having market discount in excess of a de minimis amount will be treated as ordinary income to the extent of the market discount that has accrued on the Note (on a straight line basis or, at the election of the Holder, on a constant interest rate basis) while such Note was held by the Holder.

     Tax Considerations for Non-Tendering Holders. A Holder who does not participate in the Offer should not recognize any income, gain, or loss for U.S. federal income tax purposes as a result of the Proposed Amendments. The company believes that the Proposed Amendments should not cause a deemed exchange of the Notes pursuant to Treasury Regulation Section 1.1001-3. However, even if an exchange of the Notes is deemed to occur, no gain or loss should be recognized by a Holder, since the deemed exchange should qualify as a tax-free recapitalization within the meaning of Section 368(a)(1)(E) of the Code. A deemed exchange may change the "issue price" of the Notes for purposes of reapplying the original issue discount rules and may affect whether, or the rate at which, a Holder recognizes original issue discount as income during the period such Holder continues to hold the Note.

Holders who do not participate in the Offer are urged to consult their tax advisors regarding the possible effect of the original issue discount rules on continued ownership of the Notes.

     Backup Withholding. The receipt of the Offer Price by a Holder who tenders its Notes may be subject to backup withholding at the rate of 31% with respect to such payments unless such Holder (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. Any amount withheld under these rules will be credited against the Holder's U.S. federal income tax liability.
A Holder who does not provide its correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service.

     THE FOREGOING SUMMARY DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO PARTICULAR HOLDERS IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATIONS. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE OFFER, INCLUDING THE EFFECT OF ANY FEDERAL, STATE, LOCAL, FOREIGN OR OTHER LAWS.


                            ADDITIONAL INFORMATION

     The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file with the Commission periodic reports and other information relating to its business, financial condition and other matters. The Company is required to disclose in such reports certain information, as of particular dates, concerning operating results and financial condition, its officers and directors, the principal holders of its securities, any material interests of such persons in transactions with the Company and other matters. These reports and other informational filings required by the Exchange Act should be available for inspection at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and also should be available for inspection and copying at the regional offices of the Commission located at Citicorp Center, 500 West Madison Street, Chicago, Illinois 60611 and 7 World Trade Center, 13th Floor, New York, New York 10048. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Such reports, proxy and information statements and other information may be found on the Commission's Web site address, http://www.sec.gov. Copies of such material may be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at Judiciary Plaza, 450 Fifth Street, Washington, D.C. 20549. Information regarding the Company may also be obtained at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents which have been filed by the Company pursuant to the Exchange Act are hereby incorporated by reference in this Offer to Purchase:

        1. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

          2. The Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998; and

          3.  The Company's Current Report on Form 8-K, dated on February 1,
     1999.

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Offer to Purchase and prior to the Expiration Date will be deemed to be incorporated by reference in this Offer to Purchase and be a part hereof from the dates of filing such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of the Offer to Purchase to the extent that a statement contained herein, or in any other subsequently filed document which also is or is deemed to be incorporated herein, modifies or supersedes such statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase.


                                 MISCELLANEOUS

     No person has been authorized to give any information or make any representation other than as contained in this Offer to Purchase or the related Consent and Letter of Transmittal and, if given or made, such information or representation must not be relied upon as having been authorized.

     The Offer is being made to all Holders. The Company is not aware of any jurisdiction in which the making of the Offer is prohibited by administrative or judicial action pursuant to a state statute. If the Company becomes aware of any jurisdiction where the making of the Offer is so prohibited, the Company will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Company cannot comply with any applicable statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders in such jurisdiction. In those jurisdictions where securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by one or more registered brokers or dealers licensed under the laws of such jurisdiction. The Offer will not be made, and will be deemed not to have been made, in those jurisdictions where securities, blue-sky or other laws prohibit the Offer from being made.

                                                                 PRIMESTAR, INC.

February 1, 1999

Facsimile copies of the Consent and Letter of Transmittal will be accepted. The Consent and Letter of Transmittal and Notes and any other required documents should be sent by each Holder or his broker, dealer, commercial bank, trust company or nominee to the Depositary at the address set forth below:

                               ________________

                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK
                          __________________________

                          By Mail, Hand or Overnight
                                   Courier:

                             THE BANK OF NEW YORK
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
              Attention: Theresa Gass, Corporate Trust Operations


                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (212) 815-4699

                 For Information or Confirmation by Telephone:
                                (212) 815-5942
                           _________________________

Any questions or requests for assistance or additional copies of this Offer to Purchase, the Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            D. F. KING & CO., INC.

                          77 Water Street, 20th Floor
                           New York, New York 10005
                        Banks and Brokers Call Collect:
                                (212) 269-5550
                                      or
                          All Others Call Toll-Free:
                                (800) 714-3311

                            The Dealer Manager is:

                        WASSERSTEIN PERELLA & CO., INC.

                              31 West 52nd Street
                              New York, NY 10019
                          Attention: Vishal Bhagwati
                      Call: (212) 969-2700 (call collect)
                              Fax: (212) 969-7836

                       CONSENT AND LETTER OF TRANSMITTAL
                  TO TENDER AND TO GIVE CONSENT IN RESPECT OF
            10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007
     AND 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007
                                      OF
                                PRIMESTAR, INC.
     PURSUANT TO THE OFFER TO PURCHASE AND SOLICITATION OF PRIMESTAR, INC.
                            DATED FEBRUARY 1, 1999

--------------------------------------------------------------------------------
THE OFFER AND THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED (MARCH 1, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER NOTES ON OR PRIOR TO THE EXPIRATION DATE (AND NOT HAVE WITHDRAWN SUCH NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER PRICE. AFTER THE EXPIRATION DATE, TENDERED NOTES MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED.
--------------------------------------------------------------------------------

TO DEPOSITARY:

                                        THE BANK OF NEW YORK

    By Hand/Overnight Courier:          Confirm by Telephone:                  By Mail:
      THE BANK OF NEW YORK                 (212) 815-5942                THE BANK OF NEW YORK
    Reorganization Department                                          Reorganization Department
   101 Barclay Street, Floor 7E       By Facsimile Transmission:     101 Barclay Street, Floor 7E
     New York, New York 10286              (212) 815-4699              New York, New York 10286
 Attention: Theresa Gass, Corporate                                Attention: Theresa Gass, Corporate
        Trust Operations                                                   Trust Operations

     Delivery of this Consent and Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. PURSUANT TO THE TERMS OF THE CONSENT AND LETTER OF TRANSMITTAL, THE COMPLETION, EXECUTION AND DELIVERY THEREOF BY A HOLDER IN CONNECTION WITH A TENDER OF NOTES WILL CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS. HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES AND MAY NOT REVOKE CONSENTS ON OR PRIOR TO THE EXPIRATION DATE WITHOUT WITHDRAWING THE PREVIOUSLY TENDERED NOTES FROM THE OFFER. CONSENTS MAY NOT BE REVOKED AND NOTES MAY NOT BE WITHDRAWN AT ANY TIME AFTER THE EXPIRATION DATE, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE (AS DEFINED BELOW).

     The instructions contained herein and the Offer to Purchase should be read carefully before this Consent and Letter of Transmittal is completed.

     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Solicitation dated February 1, 1999 (as the same may be amended from time to time, the "Offer to Purchase") and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal"), which together constitute the offer to purchase by the Company (the "Offer") of any and all of the Company's outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and, together with the Senior Subordinated Notes, the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase, and the Company's solicitation (the "Solicitation") of consents (the "Consents") from Holders to certain proposed amendments described in the Offer to Purchase (the "Proposed Amendments") to (A) the Indenture, dated as of February 20, 1997, between TCI Satellite Entertainment, Inc. ("TSAT") and The Bank of New York, as trustee (the "Trustee"), which Indenture was supplemented and amended by a Supplemental Indenture, dated as of April 1, 1998, pursuant to which TSAT's obligations under the Senior Subordinated Notes were assumed by the Company and TSAT was released (such Indenture, as so amended and supplemented, the "Senior Subordinated Note Indenture") and (B) the Indenture, dated as of February 20, 1997, between TSAT and the Trustee, which Indenture was supplemented and amended by a Supplemental Indenture, dated as of April 1, 1998, pursuant to which TSAT's obligations under the Senior Subordinated Discount Notes were assumed by the Company and TSAT was released (such Indenture, as so amended and supplemented, the "Senior Subordinated Discount Note Indenture" and, together with the Senior Subordinated Note Indenture, the "Indentures").

     HOLDERS OF NOTES WHO TENDER SUCH NOTES ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. THE TENDER OF NOTES UNDER THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT WITH RESPECT TO THE PROPOSED AMENDMENTS.

     The Offer is conditioned on, among other things, (i) the receipt from Holders of at least a majority of the principal amount of the Senior Subordinated Notes and at least a majority of the principal amount at maturity of the Senior Subordinated Discount Notes outstanding, on or prior to the Expiration Date, of Consents to the Proposed Amendments, and such Consents not being revoked as provided in the Offer to Purchase (such Consents, collectively, the "Requisite Consent," and such condition, the "Minimum Consent Condition"),
(ii) the tender from Holders of at least 90% of the outstanding principal amount of the Senior Subordinated Notes and at least 90% of the outstanding principal amount at maturity of the Senior Subordinated Discount Notes pursuant to the Offer, which tenders are not withdrawn prior to the Expiration Date (the "Minimum Tender Condition"), (iii) the absence of certain litigation, orders or other legal matters and (iv) the absence of certain adverse changes in market conditions, all as more fully described in the Offer to Purchase under the caption "The Offer and the Solicitation--Certain Conditions of the Offer." The Company reserves the right, in its sole discretion, to waive any one or more of the conditions of the Offer. The Proposed Amendments will not become effective until the Offer is consummated. The Offer to Purchase enclosed herewith contains a more complete description of the tender offer and related solicitation of consents and conditions thereof.

     The Proposed Amendments with respect to each Indenture will be set forth in a supplemental indenture (each, a "Supplemental Indenture"), which will be provided by the Company (after such Supplemental Indenture has been executed pursuant to the procedures set forth in the Offer to Purchase) upon any Holder's request. Upon receipt of the Requisite Consent and compliance by the Company with certain conditions set forth in the Indenture and execution thereof by the Trustee, each Supplemental Indenture will become effective and will be binding upon all Holders who do not tender their Notes in the Offer. The Proposed Amendments will not become operative, however, unless and until the Offer is consummated.

     THE PROPOSED AMENDMENTS, IF ADOPTED AND OPERATIVE, WILL ELIMINATE SUBSTANTIALLY ALL OF THE COVENANTS IN THE INDENTURE OTHER THAN THE COVENANTS TO PAY INTEREST ON AND PRINCIPAL OF THE NOTES WHEN DUE AND CERTAIN COVENANTS RELATING TO REQUIRED PURCHASE OFFERS (AS DEFINED IN THE OFFER TO PURCHASE), AS WELL AS CERTAIN EVENTS OF DEFAULT. SEE THE SECTIONS UNDER THE OFFER TO PURCHASE ENTITLED "DESCRIPTION OF THE NOTES--COVENANTS" AND "SPECIAL FACTORS--EFFECTS OF THE PROPOSED AMENDMENTS" FOR A SUMMARY OF THE PROPOSED AMENDMENTS. FOR MORE COMPLETE INFORMATION REGARDING THE INDENTURES, REFERENCE IS MADE TO THE INDENTURES, WHICH ARE INCORPORATED HEREIN BY REFERENCE.

     USE THIS CONSENT AND LETTER OF TRANSMITTAL ONLY TO TENDER NOTES PURSUANT TO THE OFFER AND TO CONSENT TO THE PROPOSED AMENDMENTS.

     This Consent and Letter of Transmittal is to be used by Holders if (i) Notes are to be physically delivered to The Bank of New York (the "Depositary") herewith by Holders, (ii) tender of Notes is to be made by book-entry to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "The Offer and the Solicitation--Procedure for Tendering Notes" by any financial institution that is a participant in DTC and whose name appears on a security participant listing as the owner of Notes (a Holder and any such DTC participant, acting on behalf of Holders, are referred to herein as an "Acting Holder"), unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer and the Solicitation--Procedure for Tendering Notes." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer and the Solicitation.

     All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Offer to Purchase.

     Your bank or broker can assist you in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. See Instruction 11 below.

     IN CONSIDERATION OF THE PURCHASE OF THE NOTES PURSUANT TO THE OFFER, THE HOLDER HEREBY WAIVES, RELEASES, FOREVER DISCHARGES AND AGREES NOT TO SUE THE COMPANY OR ITS FORMER, CURRENT OR FUTURE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUBSIDIARIES, AFFILIATES, STOCKHOLDERS, PREDECESSORS, SUCCESSORS, ASSIGNS OR OTHER REPRESENTATIVES AS TO ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION AND LIABILITIES OF ANY KIND AND UNDER ANY THEORY WHATSOEVER, WHETHER KNOWN OR UNKNOWN (EXCLUDING ANY LIABILITY ARISING UNDER THE FEDERAL SECURITIES LAWS IN CONNECTION WITH THE OFFER), BY REASON OF ANY ACT, OMISSION, TRANSACTION OR OCCURRENCE, THAT THE HOLDER EVER HAD, NOW HAS OR HEREAFTER MAY HAVE AGAINST THE COMPANY AS A RESULT OF OR IN ANY MANNER RELATED TO THE HOLDER'S PURCHASE, OWNERSHIP OR SALE OF THE NOTES PURSUANT TO THE OFFER OR ANY DECLINE IN THE VALUE THEREOF UP TO AND INCLUDING THE EXPIRATION DATE. WITHOUT LIMITING THE GENERALITY OR EFFECT OF THE FOREGOING, UPON THE PURCHASE OF NOTES PURSUANT TO THE OFFER, THE COMPANY SHALL OBTAIN ALL RIGHTS RELATING

TO THE HOLDER'S OWNERSHIP OF NOTES (INCLUDING, WITHOUT LIMITATION, THE RIGHT TO ALL INTEREST PAYABLE ON THE NOTES) AND ANY AND ALL CLAIMS RELATING THERETO.


                              METHOD OF DELIVERY

[_] CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
    FOLLOWING:

Name of Tendering Institution:__________________________________________________
Account Number with DTC:________________________________________________________
Transaction Code Number:________________________________________________________

    If Holders desire to tender Notes pursuant to the Offer and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, such Notes or other required documents to reach the Depositary prior to the Expiration Date, or (iii) the procedures for book entry transfer (including delivery of an Agent's Message) cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer and the Solicitation--Procedure for Tendering Notes." See Instruction 1 below.

--------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name of Registered Holder(s):___________________________________________________
Window Ticket No. (if any):_____________________________________________________
Date of Execution of Notice of Guaranteed Delivery:_____________________________ Name of Eligible Institution that Guaranteed Delivery:__________________________ If Delivered by Book-Entry Transfer:____________________________________________
Account Number with DTC:________________________________________________________
Transaction Code Number:________________________________________________________

    HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES IN THE OFFER. DELIVERY OF NOTES BY BOOK-ENTRY TRANSFER OR PURSUANT TO A NOTICE OF GUARANTEED DELIVERY CONSTITUTES A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES TENDERED.

    List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the CUSIP/certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

------------------------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF SENIOR SUBORDINATED NOTES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                  TENDERED AND AS
NAME(S) AND ADDRESS(ES) OF HOLDER(S)    CERTIFICATE                 AGGREGATE                     TO WHICH CONSENTS
     (PLEASE FILL IN, IF BLANK)         NUMBER(S)*               PRINCIPAL AMOUNT                 ARE GIVEN IN THE
                                                                   REPRESENTED**                       OFFER
------------------------------------------------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF SENIOR
SUBORDINATED NOTES
------------------------------------------------------------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer (see below).
**  Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents Are Given in the Offer"
    and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Senior Subordinated Notes indicated in the column labeled "Aggregate Principal Amount
    Represented."  See Instruction 3.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SENIOR SUBORDINATED DISCOUNT NOTES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PRINCIPAL AMOUNT
                                                                                                    AT MATURITY
                                                                    AGGREGATE                     TENDERED AND AS
                                                                 PRINCIPAL AMOUNT                 TO WHICH CONSENTS
NAME(S) AND ADDRESS(ES) OF HOLDER(S)    CERTIFICATE                AT MATURITY                    ARE GIVEN IN THE
     (PLEASE FILL IN, IF BLANK)         NUMBER(S)*                REPRESENTED**                        OFFER
------------------------------------------------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT AT MATURITY OF
SENIOR SUBORDINATED DISCOUNT NOTES
------------------------------------------------------------------------------------------------------------------------------------

*   Need not be completed by Holders tendering by book-entry transfer (see below).
**  Unless otherwise indicated in the column labeled "Principal Amount At Maturity Tendered And As To Which Consents Are Given in
    the Offer" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount at maturity represented by the Senior Subordinated Discount Notes indicated in the column labeled
    "Aggregate Principal Amount At Maturity Represented." See Instruction 3.
------------------------------------------------------------------------------------------------------------------------------------

  HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN ITS ENTIRETY. HOLDERS WHO TENDER NOTES IN THE OFFER ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS AS A CONDITION TO THE PURCHASE OF THEIR NOTES PURSUANT TO THE OFFER. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH NOTES TENDERED.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Senior Subordinated Notes, and principal amount at maturity of Senior Subordinated Discount Notes, indicated above and consents to the Proposed Amendments.

    Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby (i) sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, (ii) waives any and all other rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued), (iii) releases and discharges the Company and any and all other persons from any and all claims, actions and causes of action such Holder may have now, or may have in the future, arising from, in connection with, or related to, the Notes, including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and any claims arising out of the Holder's ownership of the Notes or any decline in the value thereof. In addition, effective upon the Expiration Date, the undersigned hereby consents to the Proposed Amendments (as defined in the Offer to Purchase); provided, that such Proposed Amendments shall become operative only upon the consummation of the Offer (which includes payment of the Offer Price to tendering and consenting Holders). The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms and conditions of the Offer and the Solicitation.

    The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides its written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments, as permitted by Section
10.02 of the applicable Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect unless and until such Consent is revoked in accordance with the procedures set forth in the Offer to Purchase and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the applicable Indenture, which are hereby waived. The undersigned understands that a revocation of such Consent will not be effective after the Expiration Date. Although the Company intends to execute the Supplemental Indentures to the Indentures upon certification (on or promptly after the Expiration Date) that the Requisite Consent has been received, the Proposed Amendments will not be operative unless and until the Offer is consummated.

    The undersigned understands that tenders of Notes may be withdrawn and related consents may be revoked only by written notice of withdrawal or revocation received by the Depositary on or prior to the Expiration Date.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such

Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the applicable Supplemental Indenture to the Indenture reflecting such Proposed Amendments.

    The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase under the caption "The Offer and the Solicitation" and in the instructions hereto, and acceptance thereof by the Company, will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and the Solicitation.

    For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect) if, as and when the Company gives oral, to be followed by written, notice thereof to the Depositary.

    The undersigned understands that deliveries of Consents may be revoked by written notice of revocation received by the Depositary at any time on or prior to the Expiration Date. If a Holder who has tendered Notes subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Notes), such action will render the prior tender of Notes with respect to which such Consent relates defective and the Company will have the right, which it may waive, to reject such tender of Notes as invalid and ineffective.

    The undersigned understands that notice of revocation of a Consent, to be effective, must (i) contain the name of the person who delivered the Consent and the description of the Notes to which its relates, the CUSIP/certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes (in the case of Senior Subordinated Notes) and the aggregate principal amount at maturity represented by such Notes (in the case of Senior Subordinated Discount Notes), (ii) be signed by the Acting Holder thereon in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Company and the Depositary, that the Holder revoking the Consent has succeeded to ownership of the Notes and (iii) be received by the Depositary at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given.

    The undersigned understands that, under certain circumstances and subject to certain conditions of the Offer (each of which the Company may waive) set forth in the Offer to Purchase, the Company may not be required to accept for purchase any of the Notes tendered (including any Notes tendered after the Expiration
Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions" below.

    All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of

Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

    Unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to the account at DTC) and checks constituting payments for Notes to be purchased be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Issuance and Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase and checks constituting payments for Notes to be purchased be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box or both are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of and checks constituting payments for Notes to be purchased be issued in the name(s) of and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Notes so tendered.

________________________________________________________________________________

                               PLEASE SIGN HERE
          (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF
            NOTES REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY
          DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED
            IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

    The completion, execution and delivery of this Consent and Letter of Transmittal will constitute a Consent to the Proposed Amendments and an acceptance of the Offer to tender Notes.

    This Consent and Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security participant listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

    If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy and/or bond power. X_______________________________________________________________________________
X_______________________________________________________________________________
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY) Date:______________________ 1999
Name(s):________________________________________________________________________
     ___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_______________________________________________________________________
Address:________________________________________________________________________
     ___________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:____________________________________________________

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)

Certain Signatures Must be Guaranteed by an Eligible Institution

________________________________________________________________________________
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

________________________________________________________________________________
                            (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                (PRINTED NAME)

________________________________________________________________________________
                                    (TITLE)

DATE:_________________, 1999
________________________________________________________________________________

________________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5, AND 7)


To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be in connection with the Offer and the Solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

Issue  [_] Notes
       [_] Checks
       (check as applicable)

Name____________________________________________________________________________
                                 (Please Print)
Address_________________________________________________________________________
                                 (Please Print)

_______________________________________________________________________________
                                                                        Zip Code

________________________________________________________________________________
               Taxpayer Identification or Social Security Number
                        (See Substitute Form W-9 herein)

Credit unpurchased Notes by book-entry transfer to the DTC account set forth below:

________________________________________________________________________________
                              (DTC Account Number)

Name of Account Party:

________________________________________________________________________________
                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

SIGNATURE GUARANTEE (See Instruction 4 below) Certain Signatures Must be Guaranteed by an Eligible Institution

________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                    (Title)

Date: ____________________________, 1999

________________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5, AND 7)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from the shown in the box entitled "Description of Notes" within the Consent and Letter of Transmittal.


Deliver  [_] Notes
         [_] Checks
         (check as applicable)

Name____________________________________________________________________________
                                (Please Print)

Address_________________________________________________________________________
                                (Please Print)

________________________________________________________________________________
                                                                        Zip Code

________________________________________________________________________________
               Taxpayer Identification or Social Security Number
                       (See Substitute Form W-9 herein)

________________________________________________________________________________

                                 INSTRUCTIONS

           THESE INSTRUCTIONS FORM PART OF THE TERMS AND CONDITIONS
                       OF THE OFFER AND THE SOLICITATION


     1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDER. To tender Notes in the Offer and to deliver Consents in the Solicitation, the Notes (or a confirmation of any book-entry transfer into the Depositary's account with DTC of Notes tendered electronically, as well as a properly completed and duly executed copy (or facsimile) of this Consent and Letter of Transmittal (or Agent's Message (as defined below) in connection with a book-entry transfer), and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Consent and Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary on or prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY, THE DEALER MANAGER OR THE INFORMATION AGENT.

     The term "Agent's Message" means a message transmitted to DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Notes, that such participant has received and agrees to be bound by the terms of the Consent and Letter of Transmittal and the Company may enforce such agreement against the participant.

     If a Holder desires to tender Notes pursuant to the Offer and deliver a Consent pursuant to the Solicitation and (i) such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, Notes or other required documents to reach the Depositary on or prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may effect a tender of Notes and delivery of a Consent to the Proposed Amendments in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer and the Solicitation--Procedure for Tendering Notes."

     Pursuant to the guaranteed delivery procedures:

        (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a member of a Signature Guarantee Program recognized by the Depositary, i.e., the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP));

        (b) on or prior to the Expiration Date the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) substantially in the form provided by the Company, setting forth the name(s) and address(es) of the Acting Holder(s), and the principal amount of Notes being tendered and with respect to which a Consent is being delivered and stating that the tender is being made thereby and guaranteeing that within 5 business days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal, or a facsimile thereof, or an Agent's Message together with the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above), and any other documents required by this Consent and Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

         (c) this Consent and Letter of Transmittal or a facsimile hereof, properly completed, or an Agent's Message, and all physically delivered Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above, including an Agent's Message in connection therewith) and all other required documents must be received by the Depositary within 5 business days after the date of the Notice of Guaranteed Delivery.

    Tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary delivered by mail or hand delivery, which notice must be received by the Depositary at one of its addresses set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date or at such other times as are described in the Offer to Purchase. To be effective, notice of withdrawal of tendered Notes must (i) be received by the Depositary on or prior to 5:00 p.m., New York City time, on the Expiration Date as its address set forth herein, (ii) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security participant listing as the owner of such Notes) if different from that of the Depositor, (iii) state the principal amount of Notes to be withdrawn and (iv) be signed by the Acting Holder in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Notes. If Notes have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the Acting Holder and the Notes withdrawn must also be furnished to the Depositary as aforesaid, prior to the physical release of the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes).

    2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Offer to Purchase, all properly completed and executed Consent and Letter of Transmittals consenting to the Proposed Amendments that are received by the Depositary on or prior to the Expiration Date will be counted as Consents with respect to the Proposed Amendments, unless the Depositary receives on or prior to 5:00 p.m., New York City time, on the Expiration Date, a written notice of revocation of such Consents as described in the Offer to Purchase. To be effective, notice of revocation of Consent must: (i) contain the name of the person who delivered the Consent and the description of the Notes to which its relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes (in the case of Senior Subordinated Notes) and the aggregate principal amount at maturity represented by such Notes (in the case of Senior Subordinated Discount Notes); (ii) be signed by the Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including, the required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the Holder revoking the Consent has succeeded to beneficial ownership of the Notes; and (iii) be received by the Depositary at its address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. If a Holder who has tendered Notes subsequently effects a valid revocation of such Holder's Consent (without a concurrent valid withdrawal of Notes), such action will render the prior tender of the Notes with respect to which such Consent relates defective, and the Company will have the right, which it may waive, to reject such tender as invalid and ineffective.

ALTHOUGH THE SUPPLEMENTAL INDENTURES WILL BECOME EFFECTIVE UPON CERTIFICATION (ON OR AFTER THE EXPIRATION DATE) THAT THE REQUISITE CONSENT HAS BEEN RECEIVED, THE PROPOSED AMENDMENTS WILL NOT BE OPERATIVE UNTIL THE OFFER HAS BEEN CONSUMMATED. THE COMPANY INTENDS TO EXECUTE THE SUPPLEMENTAL INDENTURES PROVIDING FOR THE PROPOSED AMENDMENTS ON OR PROMPTLY AFTER THE EXPIRATION DATE. SUCH SUPPLEMENTAL INDENTURES WILL BE BINDING UPON EACH HOLDER OF NOTES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT WITH RESPECT THERETO.

     3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Offer (and the corresponding Consents thereto pursuant to the Solicitation) will be accepted only in principal amounts (or, in the case of the Senior Subordinated Discount Notes, face amounts representing principal amounts at maturity) equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount for all the Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Acting Holder unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

     4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any chance whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security participant listing as the owner of the Notes.

     IF THE CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY AND/OR BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If any of the Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which the Notes are held.

     If this Consent and Letter of Transmittal is signed by the Acting Holder, and the principal amount of Notes not tendered or accepted for purchase are to issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the Acting Holder, and checks constituting payments for Notes to be purchased are to be issued to the order of the Acting Holder, then the Acting Holder need not endorse any Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the Acting Holder), the Acting Holder must either properly endorse the Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such bond powers are executed by an Eligible Institution.

     If this Consent and Letter of Transmittal or any Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

     Endorsements on Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 4 by registered holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if: (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Notes) and the payments for the Notes to be purchased, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such registered holder(s) (or, if signed by a participant in DTC, and Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and the "Special Issuance Instructions" box of this Consent and Letter of Transmittal has not been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased are to be issued or sent, if different from the name and address of the Acting Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the Acting Holder of the Notes tendered. Any Holder of Notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

     6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, as is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.

     7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of deliveries of Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the Acting Holder of Notes tendered hereby.

     8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of the tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be conclusive, binding and final and binding. Alternative, conditional or contingent tenders or Consents will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes or of delivery as to particular Consents. The Company's interpretations of the terms and conditions of the Offer and the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be conclusive, binding and final. Any defect or irregularity in connection with tenders of Notes or deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender may, in the sole discretion of the Company, constitute a valid Consent and be counted for purposes of determining whether the Requisite Consent has been obtained, even if the accompanying Notes are not accepted for purchase by reason of such defect. None of the Company, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes or deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

     9. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or the Solicitation in the case of any Notes tendered or Consents delivered, in whole or in part, at any time and from time to time.

     10. MUTILATED, LOST, STOLEN, OR DESTROYED NOTES. Any Holder of Notes whose Notes have been mutilated, lost, stolen or destroyed should write to or telephone The Bank of New York (which is the Trustee for the Notes under each Indenture and the Depositary hereunder) at the address or telephone number set forth in the back of this Consent and Letter of Transmittal.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Offer to Purchase and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer and the Solicitation may be obtained from, either the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear in the back of this Consent and Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be credited by the amount of tax withheld. If withholding results in an overpayment of taxes a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends; or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

________________________________________________________________________________
SUBSTITUTE
FORM W-9
Department of the
Treasury
Internal Revenue
Service

Payer's Request for Taxpayer Identification Number (TIN)
________________________________________________________________________________
PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
________________________________________________________________________________

                  -----------------------------------------
                             Social security number
OR
                  -----------------------------------------
                         Employer identification number
________________________________________________________________________________
PART 2--Certification--Under Penalties of Perjury, I Certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
________________________________________________________________________________
PART 3--

Awaiting TIN [_]
________________________________________________________________________________
Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_______________ DATE________, 199__
________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9
________________________________________________________________________________

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

______________________________________     _____________________________, 1999
              Signature                                 Date
________________________________________________________________________________

            THE DEPOSITARY FOR THE OFFER AND THE SOLICITATION IS:

                             THE BANK OF NEW YORK

                          By Hand/Overnight Courier:
                             THE BANK OF NEW YORK
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
            Attention: Theresa Gass, Corporate Trust Operations

                 For Information or Confirmation by Telephone:
                                 (212) 815-5942

                            Facsimile Transmission:
                        (For Eligible Institutions Only)
                                 (212) 815-4699

                                    By Mail:
                             THE BANK OF NEW YORK
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
            Attention: Theresa Gass, Corporate Trust Operations

          THE INFORMATION AGENT FOR THE OFFER AND THE SOLICITATION IS:

                             D. F. KING & CO., INC.

                          77 Water Street, 20th Floor
                           New York, New York 10005
                        Banks and Brokers Call Collect:
                                (212) 269-5550
                                      or
                          All Others Call Toll-Free:
                                (800) 714-3311


           THE DEALER MANGER FOR THE OFFER AND THE SOLICITATION IS:

                        WASSERSTEIN PERELLA & CO., INC.
                              31 West 52nd Street
                              New York, NY 10019
                          Attention: Vishal Bhagwati
                         (212) 969-2700 (call collect)
                              Fax: (212) 969-7836

                                PRIMESTAR, INC.

               OFFER TO PURCHASE FOR CASH ALL OF ITS OUTSTANDING
            10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007
                                      AND
       12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007,
     PURSUANT TO THE OFFER TO PURCHASE AND SOLICITATION OF CONSENTS DATED
                               FEBRUARY 1, 1999

--------------------------------------------------------------------------------
THE OFFER AND THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED (MARCH 1, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER NOTES AND DELIVER THE RELATED CONSENTS ON OR PRIOR TO THE EXPIRATION DATE (AND MUST NOT HAVE WITHDRAWN SUCH NOTES AND SUCH CONSENTS ON OR PRIOR TO THE EXPIRATION DATE) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. AFTER THE EXPIRATION DATE, TENDERED NOTES MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED.
--------------------------------------------------------------------------------

                                                                February 1, 1999

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

     We have been appointed by PRIMESTAR, INC., a Delaware corporation (the "Company"), to act as the Dealer Manager in connection with the Company's offer to purchase all of its outstanding 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase and the Consent and Letter of Transmittal. All capitalized terms used herein shall have the meaning set forth in the Offer to Purchase.

     As a related matter, the company is also soliciting consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments") to the Indentures upon the terms and subject to the conditions set forth in the Offer to Purchase and the Consent and Letter of Transmittal. The Offer is conditioned on the receipt of Consents from Holders of (i) at least a majority of the outstanding principal amount of the Senior Subordinated Notes and (ii) at least a majority of the outstanding principal amount at maturity of the Senior Subordinated Discount Notes. Holders who tender Notes in the Offer will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

     Enclosed herewith are copies of the following documents:

          1.  The Offer to Purchase;

          2. The Consent and Letter of Transmittal for the Notes for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Offer to Purchase and the Solicitation if the Notes and all other required documents cannot be delivered to the Depositary on or prior to the Expiration Date;

          4. A form of letter which may be sent to your clients for whose account you hold the Notes in your name or in the name of a nominee, with space provided for obtaining such clients' instructions with regard to the Offer to Purchase and the Solicitation;

          5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9; and

          6.  A return envelope addressed to the Depositary.

WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

     DTC Participants will be able to execute tenders through the DTC Automated Tender Offer Program (ATOP).

     The Company will not pay any fees or commissions to any broker or dealer of other person for soliciting tenders of the Notes pursuant to the Offer and the Solicitation. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding the enclosed materials to your clients.

     Additional copies of the enclosed materials may be obtained from the Information Agent, at its address and telephone number set forth on the back page of the enclosed Offer to Purchase.

                              Very truly yours,

                              WASSERSTEIN PERELLA & CO., INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF THE COMPANY, THE DEPOSITARY, THE INFORMATION AGENT OR THE DEALER MANAGER OR AUTHORIZE YOU OR ANY OTHER PERSON TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ON BEHALF OF ANY OF THEM WITH RESPECT TO OFFER AND THE SOLICITATION NOT CONTAINED IN THE OFFER TO PURCHASE OR THE CONSENT AND LETTER OF TRANSMITTAL.

                                PRIMESTAR, INC.

              OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING
            10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007
     AND 12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007

                                      AND

                           SOLICITATION OF CONSENTS

--------------------------------------------------------------------------------
THE OFFER AND THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 1, 1999, UNLESS THE OFFER IS EXTENDED (MARCH 1, 1999 OR SUCH LATER DATE TO WHICH THE OFFER IS EXTENDED BEING HEREINAFTER REFERRED TO AS THE "EXPIRATION DATE"). HOLDERS OF NOTES MUST TENDER NOTES AND DELIVER THE RELATED CONSENTS ON OR PRIOR TO THE EXPIRATION DATE (AND MUST NOT HAVE WITHDRAWN SUCH NOTES AND SUCH CONSENTS ON OR PRIOR TO THE EXPIRATION DATE) IN ORDER TO RECEIVE THE OFFER PRICE. TENDERED NOTES MAY BE WITHDRAWN AND RELATED CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. AFTER THE EXPIRATION DATE, TENDERED NOTES MAY NOT BE WITHDRAWN AND CONSENTS MAY NOT BE REVOKED.
--------------------------------------------------------------------------------

                                                                FEBRUARY 1, 1999
TO OUR CLIENTS:

     Enclosed for your consideration is the Offer to Purchase and Solicitation of Consents dated February 1, 1999 (as the same may be amended or supplemented from time to time, the "Offer to Purchase") and the accompanying Consent and Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Offer") by PRIMESTAR, Inc. (the "Company") to purchase its 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% senior subordinated discount notes due february 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes") at prices per $1,000 principal amount of Notes set forth in the Offer to Purchase, plus accrued and unpaid interest from February 15, 1999 up to, but not including, the date of payment (determined, in the case of the Senior Subordinated Discount Notes, as if the Company had made a Cash Interest Election as of February 15, 1999). All capitalized terms used herein shall have the meaning set forth in the Offer to Purchase.

     As a related matter, the company is also soliciting (the "Solicitation") Consents (the "Consents") to the adoption of certain proposed amendments (the "Proposed Amendments") to the indentures under which the notes were issued (the "Indentures"), upon the terms and subject to the conditions set forth in the Offer to Purchase and the Consent and Letter of Transmittal. The Offer is conditioned on the receipt of Consents from Holders of (i) at least a majority of the outstanding principal amount of Senior Subordinated Notes and (ii) at least a majority of the outstanding principal amount at maturity of Senior Subordinated Discount Notes (collectively, the "Requisite Consent"). Holders of Notes who tender Notes pursuant to the Offer will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

     Consummation of the Offer and the Solicitation is subject to certain conditions described in the Offer to Purchase. The Company's obligations to accept for purchase and pay for Notes validly tendered pursuant to the Offer are subject to receipt of the Requisite Consent.

     WE ARE THE REGISTERED HOLDER OF NOTES HELD BY US FOR YOUR ACCOUNT. A TENDER OF ANY SUCH NOTES AND DELIVERY OF A CONSENT TO THE PROPOSED AMENDMENTS CAN BE MADE ONLY BY US AS THE REGISTERED HOLDER AND PURSUANT TO YOUR INSTRUCTIONS. THE CONSENT AND LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER NOTES HELD BY US FOR YOUR ACCOUNT, OR TO DELIVER A CONSENT WITH RESPECT THERETO.

     Accordingly, we request instructions as to whether you wish us to tender any or all such Notes held by us for your account, and deliver Consents with respect to such tendered Notes, pursuant to the terms and conditions set forth in the Offer to Purchase and the Consent and Letter of Transmittal. We urge you to read the Offer to Purchase and the Consent and Letter of Transmittal carefully before instructing us to tender your Notes and to deliver Consents with respect to such Notes.

     Your instructions to us should be forwarded as promptly as possible in order to permit us to tender Notes and deliver Consents with respect thereto on your behalf in accordance with the provisions of the Offer and the Solicitation. Notes tendered pursuant to the Offer may only be withdrawn and the corresponding Consents delivered pursuant to the Solicitation may only be revoked under the circumstances described in the Offer to Purchase.

     Your attention is directed to the following:

          1. The Offer and the Solicitation are being made in connection with the execution of the Asset Purchase Agreement, dated as of January 22, 1999 (the "Asset Purchase Agreement"), among the Company, PRIMESTAR Partners L.P., PRIMESTAR MDU, Inc., the stockholders of the Company named therein and Hughes Electronics Corporation (the "Purchaser"), pursuant to which the Purchaser has agreed to acquire the Company's medium power direct broadcast satellite business for aggregate consideration consisting of $1.1 billion in cash (subject to adjustment based on the Company's closing working capital position, as provided in the Asset Purchase Agreement) and 4,871,448 shares of the Class H Common Stock of General Motors Corporation (collectively, the "Purchase Price"). As of the date of the execution of the Asset Purchase Agreement, the Purchase Price had an aggregate value of approximately $1.32 billion. The assets to be sold to the Purchaser pursuant to the Asset Purchase Agreement constitute substantially all the assets of the Company and its subsidiaries.

          2.  The Offer to Purchase and the Consent and Letter of Transmittal.

          3. Holders who tender their Notes will be deemed to have given Consents to the Proposed Amendments with respect to such Notes.

          4. Consummation of the Offer and the Solicitation is conditioned upon satisfaction of certain conditions set forth in the Offer to Purchase, including, without limitation, the condition that the Requisite Consent shall have been validly delivered on or prior to the Expiration Date.

          5. Tendering holders may withdraw any tender of Notes and revoke the related Consents at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date.

          6. Any transfer taxes incident to the transfer of Notes from the tendering Holder to the Company will be paid by the Company, except as provided in the Offer to Purchase and the instructions to the Consent and Letter of Transmittal.

          7. The Offer and the Solicitation will expire at 5:00 p.m., New York City time, on March 1, 1999, unless extended.

     The Offer is being made to all Holders. The Company is not aware of any jurisdiction in which the making of the Offer is prohibited by administrative or judicial action pursuant to a state statute. If the Company becomes aware of any jurisdiction where the making of the Offer is so prohibited, the Company will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Company cannot comply with any applicable statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the Holders in such jurisdiction. In those jurisdictions where securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of the Company by one or more registered brokers or dealers licensed under the laws of such jurisdiction. The Offer will not be made, and will be deemed not to have been made, in those jurisdictions where securities, blue-sky or other laws prohibit the Offer from being made.

     IF YOU WISH TO HAVE US TENDER ANY OR ALL OF THE NOTES HELD BY US FOR YOUR ACCOUNT, AND DELIVER YOUR CONSENT TO THE PROPOSED AMENDMENTS, PLEASE SO INSTRUCT US BY COMPLETING, DETACHING AND RETURNING TO US THE INSTRUCTION FORM SET FORTH ON THE NEXT PAGE. IF YOU AUTHORIZE A SALE OF YOUR NOTES (AND THE DELIVERY OF A RELATED CONSENT WITH RESPECT TO SUCH NOTES), THE ENTIRE PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES (OR ENTIRE PRINCIPAL AMOUNT AT MATURITY OF SENIOR SUBORDINATED DISCOUNT NOTES) HELD FOR YOUR ACCOUNT WILL BE SOLD (AND A CONSENT WITH RESPECT TO ALL SUCH NOTES SHALL BE DELIVERED), UNLESS OTHERWISE SPECIFIED BELOW.

                          INSTRUCTION WITH RESPECT TO

                                PRIMESTAR, INC.
               OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING
          10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007 AND
        12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007
                                      AND
                            SOLICITATION OF CONSENTS

     The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase and Solicitation of Consents dated February 1, 1999 and the accompanying Consent and Letter of Transmittal relating to the offer (the "Offer") by PRIMESTAR, Inc. to purchase its 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") and its 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes").

     THIS WILL INSTRUCT YOU TO ACCEPT THE OFFER AND TO DELIVER CONSENTS WITH RESPECT TO THE NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OF THE UNDERSIGNED, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE.

FOR SENIOR SUBORDINATED NOTES

PRINCIPAL AMOUNT OF SENIOR SUBORDINATED NOTES
IN RESPECT OF WHICH THE OFFER IS TO BE ACCEPTED
AND IN RESPECT OF WHICH CONSENTS ARE TO BE GIVEN


--------------------------------------

FOR SENIOR SUBORDINATED DISCOUNT NOTES

PRINCIPAL AMOUNT OF SENIOR SUBORDINATED DISCOUNT NOTES
IN RESPECT OF WHICH THE OFFER IS TO BE ACCEPTED
AND IN RESPECT OF WHICH CONSENTS ARE TO BE GIVEN


--------------------------------------

                                         SIGN HERE


Dated: __________________, 1999          _________________________
                                              SIGNATURE


                                         _________________________
                                              SIGNATURE


                                         _________________________

                                         _________________________

                                         _________________________

                                           NAME(S) (PLEASE PRINT)
                                            ADDRESS AND ZIP CODE
                                        AREA CODE AND TELEPHONE NO.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
            10 7/8% SENIOR SUBORDINATED NOTES DUE FEBRUARY 15, 2007
                                      AND
       12 1/4% SENIOR SUBORDINATED DISCOUNT NOTES DUE FEBRUARY 15, 2007
                                      OF
                                PRIMESTAR, INC.

     This form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if notes representing the 10 7/8% Senior Subordinated Notes due February 15, 2007 (the "Senior Subordinated Notes") or the 12 1/4% Senior Subordinated Discount Notes due February 15, 2007 (the "Senior Subordinated Discount Notes" and together with the Senior Subordinated Notes, the "Notes") of PRIMESTAR, Inc., are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Offer To Purchase (as defined below)) or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or sent by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined under the caption "The Offer and the Solicitation-- Procedure for Tendering Notes" in the Offer To Purchase).

                       THE DEPOSITARY FOR THE OFFER IS:

                             THE BANK OF NEW YORK

                      By Hand, Mail or Overnight Courier:

                             THE BANK OF NEW YORK
                           Reorganization Department
                         101 Barclay Street, Floor 7E
                           New York, New York 10286
              Attention: Theresa Gass, Corporate Trust Operations

                          By Facsimile Transmission:
                       (For Eligible Institutions Only)
                                (212) 815-4699

                 For Information or Confirmation by Telephone:
                                (212) 815-5942

                   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS
                OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE
                        NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Consent and Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Consent and Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to PRIMESTAR, Inc., on the terms and subject to the conditions set forth in its Offer To Purchase, dated February 1, 1999 (the "Offer To Purchase"), and the related Consent and Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the principal amount of Notes indicated below pursuant to the guaranteed delivery procedures set forth under the caption "The Offer and the Solicitation--Procedure for Tendering Notes" in the Offer To Purchase.

(Please Type or Print)                    Name(s):______________________________
Principal Amount of Notes Tendered:_____  ______________________________________
                                          Address:______________________________
If Notes will be delivered by             ______________________________________
book-entry transfer, check box:           ______________________________________
[_] The Depository Trust Company                                        Zip Code

Account Number:_________________________  Area Code and Telephone Number:_______

Dated:__________________________________  Signature(s):_________________________

Certificate No(s). (if available):______

                                   GUARANTEE
                    (not to be used for signature guarantee)

     The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange, Inc. Medallion Signature Program, hereby guarantees to deliver to the Depositary the Notes, as applicable, tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in "The Offer and the Solicitation--Acceptance for Payment and Payment for Notes" in the Offer To Purchase) with respect to such Notes, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, with any required signature guarantees, or an Agent's Message (as defined in "The Offer and the Solicitation--Acceptance for Payment and Payment for Notes" in the Offer To Purchase) in the case of a book-entry transfer, and any other required documents, all within five business days from the date hereof.

________________________________                ________________________________
Name of Firm                                    Authorized Signature

________________________________                ________________________________
Address                                         Name (Please Type or Print)

________________________________                ________________________________
City, State             Zip Code                Title

________________________________                ________________________________
Area Code and Telephone Number                  Date

             DO NOT SEND CERTIFICATES WITH THIS FORM. CERTIFICATES
                SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------       ------------------------------------------------------
                                                                                             GIVE THE
                                   GIVE THE                                                  EMPLOYER
                                   SOCIAL SECURITY                                           IDENTIFICA-
FOR THIS TYPE OF ACCOUNT:          NUMBER OF--               FOR THIS TYPE OF ACCOUNT:       TION NUMBER OF--
-----------------------------------------------------       ------------------------------------------------------
1.    Individual                  The individual             6.    Sole proprietorship       The owner(3)

2.    Two or more individuals     The actual owner of        7.    A valid trust, estate,    The legal entity (Do
      (joint account)             the account or, if               or pension trust          not furnish the
                                  combined funds, the                                        identifying number
                                  first individual on                                        of the personal
                                  the account(l)                                             representative or
                                                                                             trustee unless the
3.    Custodian account of a      The minor(2)                                               legal entity itself is
      minor (Uniform Gift to                                                                 not designated in
      Minors Act)                                                                            the account title.)
4. a. The usual revocable         The grantor-trustee(l)                                     (4)
      savings trust (grantor is
      also trustee)
                                                             8.    Corporate               The corporation

   b. So-called trust account     The actual owner(l)        9.    Association, club,      The organization
   that is not a legal or valid                                    religious, charitable,
   trust under  state law                                          educational or other
                                                                   tax-exempt
                                                                   organization

5.   Sole proprietorship          The owner(3)               10.   Partnership             The partnership

                                                             11.   A broker or             The broker or
                                                                   registered nominee      nominee

                                                             12.   Account with the        The public entity
                                                                   Department of
                                                                   Agriculture in the
                                                                   name of a public
                                                                   entity (such as a state
                                                                   or local government,
                                                                   school district, or
                                                                   prison) that receives
                                                                   agricultural program
                                                                   payments
-----------------------------------------------------       ------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3)  Show the name of the owner.
(4) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    PAGE 2

Section references are to the Internal Revenue Code
OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations section 1.6041-3(c)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.
(1)     A corporation.
(2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(3)     The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)    A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)    A common trust fund operated by a bank under section 584(a).
(13)    A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947. Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:
* Payments to nonresident aliens subject to withholding under section 1441.
* Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
* Payments of patronage dividends not paid in money.
* Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
* Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
* Payments of tax-exempt interest (including exempt interest dividends under section 852).
* Payments described in section 6049(b)(5) to nonresident aliens.
* Payments on tax-free covenant bonds under section 1451.
* Payments made by certain foreign organizations.
* Mortgage interest paid to you.
Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.
PRIVACY ACT NOTICE.--Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.